Exhibit 10.19

AGREEMENT FOR SALE AND PURCHASE OF LOAN

(ING US Students No. 14; Loan No. 700401153)

THIS AGREEMENT FOR SALE AND PURCHASE OF LOAN (“Agreement”) is entered as of the Effective Date (as defined below) between Seller and Buyer (as both defined below). Seller and Buyer hereby agree that Seller shall sell, assign, transfer and convey to Buyer and Buyer agrees to purchase and accept all of Seller’s right, title and interest in and to the Loan (as defined below) and the Foreclosure Judgment (if any), subject to the terms and conditions set forth in this Agreement. This Agreement consists of Part I and Part II. As used throughout this Agreement, the terms appearing below in quotation marks have the meanings indicated.

AGREEMENT FOR SALE AND PURCHASE OF LOAN—PART I

“Purchase Price”:	U.S. $8,300,000.00

“Buyer’s Broker”:	Signal Rock Real Estate Group, LLC / Mark Melhuish

“Finder’s Fee”:	A finder’s fee equal to an amount in U.S. Dollars calculated by multiplying the Purchase Price by .005

“Seller”:	MSCI2006-HQ10 FLETCHER AVENUE, LLC c/o LNR Partners, LLC 1601 Washington Avenue, Suite 700 Miami Beach, Florida 33139

Seller’s Notice Person:	Matthew Jewell

Seller’s Facsimile No.:	305-695-5119

with a required copy to:

Bilzin Sumberg Baena Price & Axelrod LLP

1450 Brickell Avenue, Suite 2300

Miami, Florida 33131-3456

Attn: Monica Cunill-Fals, Esquire

Facsimile: 305-351-2213

Attn: Marjie C. Nealon, Esquire

Facsimile: 305-351-2243

“Buyer”:

Resource Real Estate Opportunity OP, LP, a Delaware Limited Partnership

by: Resource Real Estate Opportunity REIT, Inc.,

a Delaware Corporation, general partner

2005 Market St, 15th Floor

Philadelphia, PA 19103

Buyer’s Notice Person:	Alan Feldman

Buyer’s Facsimile No.:	investments@resourcerei.com

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“Escrow Agent”:	Commerce Title Company of America, LLC

“Escrow Agent Notice Address”:	Commerce Title Company of America, LLC

4975 Preston Park Blvd., Suite 450

Piano, Texas 75093

Attn: Yvette Cantu, Escrow Officer/Assistant Branch Manager Reference: ING US Students No. 14 Loan Sale/36340

Telephone No. (469) 241-1269

Facsimile No. (469) 241-1288

“Escrow Agent’s Wiring Instructions”:	JP Morgan Chase Bank, N.A. - Escrow Account

2200 Ross Ave

Dallas, TX 75201

ABA No. 021000021

Account Name: Commerce Title Company of America, LLC Escrow Account

Account No. 838307247

Reference: Attn: Yvette Cantu/ING US Students No. 14 Loan Sale

“Effective Date”:	The date upon which this Agreement has been signed and delivered by both Seller and Buyer

“Confidentiality Agreement”:	That certain Confidentiality Agreement executed by the Buyer via the acceptance of the terms at www.auction.com prior to reviewing any Confidential Information in connection with the Loan

“Confidential Information”:	The term Confidential Information shall have the meaning ascribed to such term in the Confidentiality Agreement

“Cut-OffDate”:	The Cut-Off Date with respect to the Loan reflected in the Loan Information Schedule

“Principal Balance”:	The Outstanding Principal Balance with respect to the Loan reflected in the Loan Information Schedule

“Interest Paid To Date”:	The date to which interest has been paid with respect to the Loan as reflected in the Loan Information Schedule

“Escrows”:	The Escrow/Reserve/Suspense Balance with respect to the Loan reflected in the Loan Information Schedule

“Closing Date”:	Ten (10) Business Days after the Effective Date or such earlier date as agreed to in writing by Seller and Buyer

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“Original Lender”:	Morgan Stanley Mortgage Capital Inc., a New York corporation

“Borrower”:	ING US Students No. 14 LLC, a Delaware limited liability company

“Note”:	That certain Promissory Note dated as of June 28, 2006, in the original principal amount of $10,500,000.00 executed by Borrower in favor of Original Lender, and all amendments and renewals thereof

“Security Instrument”:	That certain Mortgage and Security Agreement executed by Borrower in favor of Original Lender dated as of June 28, 2006, recorded as Instrument No. 2006313158, in O.R. Book 16649, Page 1857 of the Public Records of Hillsborough County, Florida (the “Records”), and all amendments thereof

“Interested Person”:	The Master Servicer, the Special Servicer, the Depositor, the holder of any related Junior Indebtedness (with respect to any particular Mortgage Loan), a holder of 50% or more of the Controlling Class, the Operating Advisor, any Independent Contractor engaged by the Master Servicer or the Special Servicer pursuant to this Agreement, or any Person actually known to a Responsible Officer of the Trustee to be an Affiliate of any of them (as such terms are defined in the Pooling and Servicing Agreement dated as of November 1, 2006 for the Morgan Stanley Capital I Inc., Commercial Mortgage Pass- through Certificates, Series 2006-HQ10 (“PSA”))

“Applicable Bid Percentage”:	A percentage equal to 100 times the quotient arrived at by dividing the Purchase Price by the Principal Balance

“Option Assignor”:	LNR Securities Holdings, LLC, a Delaware limited liability company

“Assignment Agreement”:	That certain Assignment Agreement between Option Assignor and Buyer of even date herewith

“Purchase Option”:	The term Purchase Option as used in this Agreement shall have the same meaning ascribed to such term in the Assignment Agreement as it relates to the Loan (as defined below)

“Loan Information Schedule”:	The Loan Information Schedule attached hereto and incorporated herein in connection with the Loan, which Loan Information Schedule shall be updated by the Seller on or prior to the Closing Date

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THIS AGREEMENT CALLS FOR LIQUIDATED DAMAGES

[THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]

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AGREEMENT FOR SALE AND PURCHASE OF LOAN—PART II

ARTICLE I

DEFINED TERMS

1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a) “Borrower Party” means Borrower and any other obligor, guarantor, or surety of, or any party liable for, the performance of the Loan.

(b) “Business Day” means any day other than a Saturday, Sunday, federal holiday or other day on which national banks are authorized or required to be closed for the conduct of regular banking business.

(c) “Buyer Party” means Buyer and its officers, directors, shareholders, general partners, limited partners, members, managers, agents, representatives, heirs, successors and assigns and their respective heirs, successors, and assigns.

(d) “Cash Management Agreement” means any cash management agreement, lockbox agreement, deposit account agreement, restricted account agreement, rent account agreement, central account agreement, clearing account agreement or other similar cash management related agreement with respect to the Loan.

(e) “Cash Management Accounts” means any active account established pursuant to a Cash Management Agreement.

(f) “Claim” means any claim, liability, proof of claim (including, without limitation, a proof of claim filed in bankruptcy proceedings), demand, complaint, summons, legal, equitable or administrative action, suit, proceeding, chose in action, damage, judgment, penalty or fine pertaining to the Loan.

(g) “Closing” means the execution and delivery of the Closing Documents, the payment of the balance of the Purchase Price and the consummation of the sale of the Loan pursuant to this Agreement.

(h) “Closing Documents” means all documents which, under the terms of this Agreement, are to be executed and delivered by Seller or Buyer or both at Closing.

(i) “Deposit” means an amount equal to ten and one half percent (10.5%) of the Purchase Price in U.S. Dollars.

(j) “Escrowed Funds” means (i) the Escrows, (ii) any other funds that are escrowed or deposited with any Seller Party by or on behalf of Borrower under the Loan Documents on account of real estate taxes, insurance premiums, insurance proceeds, repairs, improvements, commissions, tenant security deposits, reserves or any other purpose relating to the Loan or the Property, (iii) funds that are advanced by any Seller Party into an escrow account or any other account established pursuant to a Loan Document for any of the purposes described in (ii) above, (iv) funds that are held by any Seller Party or Receiver, if any, in a suspense account or in any other account relating to the Loan or the Property, which funds have not been applied to the Loan, and (v) the balance of funds advanced to the Receiver, if any, by any Seller Party with respect to the Loan or the Property.

(k) “Forced Placed Insurance” means any insurance forced placed by any Seller Party prior to Closing in connection with the Loan or relating to the Property or any portion thereof.

(1) “Foreclosure Action” means any pending foreclosure action with respect to the Security Instrument, whether judicial or non-judicial.

(m) “Foreclosure Judgment” means any final judgment in favor of Seller with respect to the Foreclosure Action, if any.

(n) “Governmental Authority” means any federal, state, county or municipal government, or political subdivision thereof, any governmental agency, authority, board, bureau, commission, department, instrumentality, or public body, or any court or administrative tribunal.

(o) “Hazardous Substances” means any dangerous, toxic or hazardous pollutant, chemical, waste or other substance, (i) which is required by a Legal Requirement to be treated or removed from the Property by the owner thereof, or (ii) the presence of which on the Property subjects a Borrower Party or the holder of the Loan or the Property to a Claim by any Person. Hazardous Substances include, without limitation, those substances classified as such for purposes of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., as amended, and all other federal or state environmental laws and regulations now existing, include, without limitation friable asbestos and friable asbestos-containing materials, polychlorinated biphenyls and urea formaldehyde.

(p) “Insurance Refund” means any refund resulting from the cancellation or termination of any Forced Placed Insurance, regardless of whether such refund is received prior to or after Closing.

(q) “Insurance Proceeds” means any proceeds resulting from any Pre-Closing Insurance Claim, regardless of whether such proceeds are received prior to or after Closing.

(r) “Legal Requirements” means any applicable law, statute, ordinance, order, decree, directive, rule or regulation of any Governmental Authority.

(s) “Lender Contractual Requirement” means any legally enforceable obligation of the holder of the Loan to any Borrower Party or to another Person under any Loan Document.

(t) “Loan” means that certain loan made by Original Lender to or assumed by Borrower evidenced by the Note and secured by the Security Instrument and the other Loan Documents.

(u) “Loan Documents” means the Note, the Security Instrument and any and all other documents executed by or assumed by any Borrower Party to evidence and/or secure the Note, and all amendments thereof.

(v) “Loan Files” means all material electronic and printed files and documents delivered to Buyer pertaining to the Loan which the Seller maintains as its primary source of information on the Loan, which includes the Loan Documents and to the extent available, title insurance policies, hazard insurance policies and casualty and liability insurance policies, but specifically excluding all Privileged Materials.

(w) “LOC” means any letter of credit delivered in connection with the Loan.

(x) “LOC Proceeds” means any proceeds received by any Seller Party as a result of the cashing of any LOC prior to Closing, regardless of whether such proceeds are received prior to or after Closing.

(y) “Party” means either, and “Parties” means both, Seller and Buyer.

(z) “Person” means an individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization or governmental or municipal body or agency or political subdivision thereof, and its heirs, administrators, executors, successors and assigns (as applicable).

(aa) “Pre-Closing Amounts” means any Pre-Closing Payments, LOC Proceeds, Refund and Insurance Proceeds.

(bb) “Pre-Closing Insurance Claim” means any insurance claims made by any Seller Party prior to the Closing relating to, or in connection with the Loan, the Property or any portion thereof, but specifically excluding any pending title claims under any loan policy issued in connection with the Loan.

(cc) “Pre-Closing Payments” means any payment received by any Seller Party prior to Closing from or on behalf of Borrower or Receiver, if any, on account of the Loan or with respect to the Property or any portion thereof.

(dd) “Privileged Materials” means those materials which Seller has deemed inappropriate to release to Buyer, including, without limitation: (i) valuations and opinions regarding the Loan or the Property, (ii) attorney-client privileged communications and work product, (iii) legal conclusions of non-lawyers or summaries prepared by non-lawyers related to legal conclusions reached or expressed by lawyers, (iv) financial statements or other information subject to a written confidentiality obligation or restriction or (v) non-public information, the disclosure of which, in Seller’s reasonable discretion, could be in violation of any Legal Requirement or existing agreements.

(ee) “Property” means the real property and the personal property, if any, encumbered by the Security Instrument.

(ff) “Real Estate Tax Refund” means any refund resulting from any real estate tax appeal, real estate tax reduction application, real estate tax reduction proceeding or real estate tax contest filed prior to the Closing Date with respect to the real estate taxes or the proposed real estate taxes in connection with the Property or any portion thereof, regardless of whether such refund is received prior to or after Closing.

(gg) “Receiver” means any receiver appointed with respect to the Property in the Foreclosure Action or the Receivership Action, if any.

(hh) “Receivership Action” means any pending receivership action, or request for a receiver in the Foreclosure Action, if any, with respect to the Property.

(ii) “Refund” means any Real Estate Tax Refund, any Insurance Refund and any other refund for overpayment by any Seller Party in connection with the Loan or the Property.

(jj) “Securities Act” means the federal Securities Act of 1933, as amended and any applicable state securities act, and all regulations promulgated thereunder.

(kk) “Seller Party” means Seller, Seller’s servicers (including, but not limited to, Special Servicer and Seller’s master servicer), and any subsidiary, affiliate or parent of Seller or of any of its servicers, and each of the foregoing parties’ respective predecessors in interest, and each and all of their respective past, present and future partners, members, officers, directors, managers, shareholders, partners, employees, agents, loan sale advisors, contractors, representatives, participants, certificateholders, trustees, heirs, and all of the respective successors and assigns of each of the foregoing.

(ll) “Special Servicer” means LNR Partners, Inc., a Florida corporation, which effectuated a statutory conversion to LNR Partners, LLC, a Florida limited liability company.

1.2	Other Defined Terms. Other capitalized terms contained in this Agreement shall have the meanings assigned to them in this Agreement.

ARTICLE II

CONDITION

2.1 Acknowledgement. Buyer does hereby acknowledge, represent, warrant and agree to and with Seller that (i) the Loan is in default and may be non-performing and pending proceedings with the United States Bankruptcy Code may have been filed by or against one or more of the Borrower Parties; (ii) Seller may be pursing resolution strategies with respect to the Loan including, without limitation, a workout or settlement; (iii) Buyer is expressly purchasing the Loan and the Foreclosure Judgment (if any) in its existing condition “AS IS, WHERE IS, AND WITH ALL FAULTS” with respect to all facts, circumstances, conditions and defects; and (iv) Seller has specifically bargained for the assumption by Buyer of all risk of adverse conditions with respect to the Loan and the Foreclosure Judgment (if any) and has structured the Purchase Price and other terms of this Agreement in consideration thereof.

2.2 No Recourse or Seller Warranties or Representations. NOTWITHSTANDING ANY CONTRARY PROVISION IN THIS AGREEMENT, THE SALE OF THE LOAN AND THE FORECLOSURE JUDGMENT (IF ANY) TO BUYER UNDER THIS AGREEMENT SHALL BE WITHOUT RECOURSE, AND WITHOUT REPRESENTATION OR WARRANTY OF ANY NATURE BY ANY SELLER PARTY (EXCEPT TO THE EXTENT MADE IN SECTION 5.2 BELOW), AND BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT TO THE EXTENT MADE UNDER SECTION 5.2 BELOW, NO SELLER PARTY HAS MADE, OR DOES MAKE, AND SPECIFICALLY DISCLAIMS, AND BUYER IS NOT RELYING ON ANY SELLER PARTY WITH RESPECT TO ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO: (A) THE LOAN OR THE FORECLOSURE JUDGMENT (IF ANY), (B) THE MARKETABILITY, VALUE, QUALITY OR CONDITION OF THE LOAN OR THE FORECLOSURE JUDGMENT (IF ANY); (C) THE VALIDITY, ENFORCEABILITY, OR COLLECTABILITY OF THE LOAN OR ANY OF THE LOAN DOCUMENTS OR THE FORECLOSURE JUDGMENT (IF ANY); (D) THE VALIDITY, PRIORITY, OR PERFECTION OF ANY LIENS CREATED BY THE LOAN DOCUMENTS OR THE FORECLOSURE JUDGMENT (IF ANY); (E) THE STATE OF TITLE, PRIORITY OF LIENS, ZONING, TAX CONSEQUENCES, PHYSICAL CONDITION, UTILITY CAPACITY OR COMMITMENT FOR UTILITY CAPACITY, OPERATING HISTORY OR PROJECTIONS, VALUATIONS, GOVERNMENTAL APPROVALS OR GOVERNMENTAL REGULATIONS, COMPLIANCE WITH SPECIFICATIONS, LOCATION, EXISTENCE OF OR COMPLIANCE BY ANY OF THE PROPERTY WITH ANY FRANCHISE, MANAGEMENT OR OPERATING AGREEMENT, ANY LIQUOR, USE OR OCCUPANCY PERMIT OR LICENSE, DESIGN, USE, QUALITY, DESCRIPTION, DURABILITY, OR QUALITY OF MATERIAL OR WORKMANSHIP WITH RESPECT TO OR PERTAINING IN ANY MANNER TO THE PROPERTY AND ALL IMPROVEMENTS LOCATED ON ANY OF THE PROPERTY; (F) THE COMPLIANCE BY ANY SELLER PARTY OR ANY PREDECESSOR TO SELLER OR SELLER PARTY WITH ANY AND ALL APPLICABLE FEDERAL, STATE OR LOCAL LAWS AND ALL RULES, REGULATIONS, OR ORDINANCES PROMULGATED PURSUANT THERETO, PERTAINING TO OR IN ANY MANNER RELATED TO THE LOAN, THE FORECLOSURE JUDGMENT (IF ANY) OR THE PROPERTY AND ANY STRUCTURES AND IMPROVEMENTS LOCATED ON THE PROPERTY, INCLUDING BUT NOT LIMITED TO THE AMERICANS WITH DISABILITIES ACT OF 1990 (AS SET FORTH IN CHAPTER 126 OF TITLE 42 OF THE UNITED STATES CODE) AND ALL REGULATIONS PROMULGATED THEREUNDER; (G) THE COMPLIANCE OF THE LOAN WITH ANY STATE OR FEDERAL USURY LAWS AND REGULATIONS APPLICABLE THERETO; (H) THE ACCURACY OR COMPLETENESS OF ANY INFORMATION, DATA, STATEMENTS, AMOUNTS OR SOURCES OF INFORMATION CONTAINED IN THE LOAN DOCUMENTS OR THE FORECLOSURE JUDGMENT (IF ANY); AND (I) ANY OTHER MATTERS PERTAINING TO THE LOAN, THE PROPERTY OR THE FORECLOSURE JUDGMENT (IF ANY). IN ADDITION, EACH SELLER PARTY EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. WITHOUT LIMITING THE FOREGOING, NO SELLER PARTY MAKES OR HAS MADE ANY REPRESENTATION OR WARRANTY REGARDING THE PRESENCE OR ABSENCE OF ANY HAZARDOUS SUBSTANCES ON, UNDER OR ABOUT THE

PROPERTY OR THE COMPLIANCE OR NONCOMPLIANCE OF THE PROPERTY WITH ANY LEGAL REQUIREMENT REGARDING HAZARDOUS SUBSTANCES, INCLUDING, WITHOUT LIMITATION, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, THE SUPERFUND AMENDMENT AND REAUTHORIZATION ACT, THE RESOURCE CONSERVATION RECOVERY ACT, THE FEDERAL WATER POLLUTION CONTROL ACT, THE FEDERAL ENVIRONMENTAL PESTICIDES ACT, THE CLEAN WATER ACT, THE CLEAN AIR ACT, ANY SO CALLED FEDERAL, STATE OR LOCAL “SUPERFUND” OR “SUPERLIEN” STATUTE, OR ANY OTHER STATUTE, LAW, ORDINANCE, CODE, RULE, REGULATION, ORDER OR DECREE REGULATING, RELATING TO OR IMPOSING LIABILITY (INCLUDING STRICT LIABILITY) OR STANDARDS OF CONDUCT CONCERNING ANY HAZARDOUS SUBSTANCES (COLLECTIVELY, THE “HAZARDOUS SUBSTANCE LAWS”). BUYER FURTHER ACKNOWLEDGES AND AGREES THAT BUYER HAS BEEN GIVEN THE OPPORTUNITY TO REVIEW THE LOAN DOCUMENTS, THE LOAN FILES AND THE FORECLOSURE JUDGMENT (IF ANY) AND OBTAIN ALL OTHER INFORMATION AND DOCUMENTATION AS BUYER DEEMS APPROPRIATE PRIOR TO THE EXECUTION OF THIS AGREEMENT AND, THEREFORE, BUYER WILL BE PURCHASING THE LOAN AND THE FORECLOSURE JUDGMENT (IF ANY) PURSUANT TO ITS INDEPENDENT EXAMINATION, STUDY, INSPECTION AND KNOWLEDGE OF THE LOAN, THE LOAN DOCUMENTS AND THE FORECLOSURE JUDGMENT (IF ANY), AND BUYER IS RELYING UPON ITS OWN DETERMINATION OF THE QUALITY, ENFORCEABILITY, TITLE VALUE AND CONDITION OF THE LOAN, THE PROPERTY AND THE FORECLOSURE JUDGMENT (IF ANY), AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY SELLER PARTY. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE LOAN AND THE FORECLOSURE JUDGMENT (IF ANY) WAS OR WILL BE OBTAINED FROM A VARIETY OF SOURCES AND THAT NO SELLER PARTY HAS MADE OR WILL BE OBLIGATED TO MAKE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND NO SELLER PARTY MAKES ANY REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT NO SELLER PARTY HAS UNDERTAKEN TO CORRECT ANY MISINFORMATION OR OMISSIONS OF INFORMATION WHICH MIGHT BE NECESSARY TO MAKE ANY INFORMATION DISCLOSED TO BUYER NOT MISLEADING IN ANY RESPECT. BUYER UNDERSTANDS THAT THE PRIVILEGED MATERIALS COULD CONTAIN INFORMATION WHICH, IF KNOWN TO BUYER, COULD HAVE A MATERIAL IMPACT ON ITS DETERMINATION OF VALUE OF THE LOAN AND THE FORECLOSURE JUDGMENT (IF ANY) AS WELL AS ITS DECISION TO PURCHASE THE LOAN AND THE FORECLOSURE JUDGMENT (IF ANY). BUYER ACKNOWLEDGES THAT THE AMOUNT ULTIMATELY RECEIVED BY IT IN RESPECT OF THE LOAN AND THE FORECLOSURE JUDGMENT (IF ANY) MAY BE LESS THAN THE PURCHASE PRICE, AND BUYER SHALL HAVE NO RECOURSE TO SELLER FOR ANY SUCH DEFICIENCY. BUYER AGREES CLOSING UNDER THIS AGREEMENT SHALL CONSTITUTE AN ACKNOWLEDGMENT THAT THE LOAN AND THE FORECLOSURE JUDGMENT (IF ANY) WAS PURCHASED, AND WILL BE ACCEPTED AT CLOSING, WITHOUT REPRESENTATION OR WARRANTY (EXCEPT AS OUTLINED

IN SECTION 5.2), EXPRESS OR IMPLIED AND OTHERWISE IN AN “AS IS”, “WHERE IS”, AND “WITH ALL FAULTS” CONDITION BASED SOLELY ON BUYER’S OWN INSPECTION, AND WITHOUT LIABILITY BY OR RECOURSE TO ANY SELLER PARTY. NO EVENT OR CONDITION SHALL ENTITLE BUYER TO HAVE THE LOAN OR FORECLOSURE JUDGMENT (IF ANY) REPURCHASED BY SELLER, EXCEPT AS OTHERWISE SPECIFIED IN THIS AGREEMENT.

ARTICLE III

PURCHASE PRICE AND EXPENSES

3.1 Deposit. Buyer shall pay the Deposit to Escrow Agent in good and immediately available funds by a single wire transfer in accordance with Escrow Agent’s Wiring Instructions no later than 2:00 p.m. Eastern Time on the first Business Day following the Effective Date. If Buyer fails to so pay the Deposit to Escrow Agent, then Seller, in its sole discretion, may (i) terminate this Agreement, in which event Seller and Buyer shall have no further duties, obligations or liabilities to each other hereunder, except for the Confidentiality Agreement which shall continue in full force and effect and any terms hereof which specifically survive termination, or (ii) pursue all remedies at law or in equity, including without limitation, the remedy of specific performance. Immediately upon the Effective Date, the Deposit shall be nonrefundable (i) unless Seller fails to comply with its obligations under this Agreement; or (ii) except as otherwise specifically provided in this Agreement. The Deposit shall be reflected as a credit against the Purchase Price on the Closing Statement (as defined below).

3.2 Balance of Purchase Price. Buyer shall pay the balance of the Purchase Price to Escrow Agent in good and immediately available funds by a single wire transfer in accordance with Escrow Agent’s Wiring Instructions no later than 2:00 p.m. Eastern Time on the Closing Date and Escrow Agent shall immediately upon Closing disburse in accordance with the Closing Statement. Buyer agrees that wired funds must be received in Escrow Agent’s account pursuant to the Escrow Agent’s Wiring Instructions prior to 2:00 p.m. Eastern Time on the Closing Date in order for Seller to receive the benefit of such funds. Accordingly, if wired funds are received after 2:00 p.m. Eastern Time on any day, they shall not be deemed received until the following Business Day. If Escrow Agent does not receive wired funds prior to 2:00 p.m. Eastern Time on the Closing Date and Seller elects not to exercise any of its default remedies, Buyer shall pay Seller $2,500.00 per day from the Closing Date until the wired funds are deemed to have been received. Except as provided in the last sentence of Section 3.1 above and the fourth sentence of this Section 3.2, Buyer shall not be entitled to any credits on the Closing Statement including, without limitation, any credit with respect to Escrowed Funds. In addition, Buyer acknowledges and agrees that it shall not be entitled to receive the Escrowed Funds after the Closing Date and that it shall be solely responsible for establishing and funding the Escrowed Funds under the Loan Documents upon Closing. Subject to Section 3.4 and notwithstanding Sections 3.6 and 3.7, if any principal payments are received by Seller from or on behalf of Borrower on account of the Loan after the Cut-Off Date and prior to Closing, the Purchase Price shall be adjusted to equal the then outstanding principal balance of the Loan (after application of said principal payments) multiplied by the Applicable Bid Percentage. Notwithstanding anything contained herein to the contrary, if, on the Closing Date, Borrower is a debtor in bankruptcy proceedings filed under the United States Bankruptcy Code (“Bankruptcy Proceedings”) and Special Servicer has actual knowledge of the Bankruptcy Proceedings, then the Purchase Price reflected in Part I of this

Agreement shall be increased at Closing by the amount of the Escrows and Seller shall wire transfer the Escrows to Buyer within ten (10) Business Days of Closing. In addition, notwithstanding anything contained herein to the contrary, if, on the Closing Date, Borrower is not a debtor under any Bankruptcy Proceedings but the Escrows or any portion thereof are subject to a bankruptcy stay under any Bankruptcy Proceedings (the “Bankruptcy Stay”) and Special Servicer has actual knowledge of such Bankruptcy Stay, then the Purchase Price reflected in Part I of this Agreement shall be increased at Closing in an amount equal to the amount of the Escrows that is subject to the Bankruptcy Stay and Seller shall wire transfer the portion of the Escrows that is subject to the Bankruptcy Stay to Buyer within ten (10) Business Days of Closing.

3.3 Transfer Taxes and Expenses. Promptly following the Closing Date (but not later than the date payment is due under any applicable Legal Requirement), Buyer shall (a) pay all transfer, filing and recording fees, taxes, costs and expenses applicable to the assignment of the Loan to Buyer, including, without limitation, realty transfer, mortgage assignment, documentary and similar taxes payable in connection with the filing or recording of any Closing Documents (including without limitation such of the foregoing as may by custom or Legal Requirement be payable by a seller of loans and including without limitation any assignment, transfer or similar taxes due with respect to the Bid Assignment and the Deed (as both defined below), if applicable), (b) execute and file all tax returns, transfer reports, property registration statements and other forms relating to the foregoing as may be required by any Legal Requirement in connection with the filing or recording of any Closing Document and (c) provide Seller with evidence of such payment, execution and filing. In addition, Buyer shall pay for the title insurance premium for any title insurance policy or endorsement obtained by Buyer. Attorneys’ fees shall be borne by the Party incurring such fees. The provisions of this Section shall survive the Closing.

3.4 Payment of Loan. Notwithstanding anything contained in this Agreement to the contrary, if the Loan or the Foreclosure Judgment (if any) is paid in full prior to Closing, or the Seller accepts a discounted payoff of the Loan or the Foreclosure Judgment (if any) prior to Closing, or the holder of a purchase option under the Intercreditor Agreement (if any) exercises such purchase option prior to Closing, then the Deposit shall be refunded to Buyer promptly by Escrow Agent, this Agreement shall be rendered null and void, and the Confidentiality Agreement shall remain in full force and effect.

3.5 Foreclosure and Receivership. Seller has disclosed to Buyer and Buyer acknowledges the existence of any Foreclosure Action and/or Receivership Action. Seller shall not, without the written consent of Buyer, which consent shall not be unreasonably withheld or delayed, proceed with the Foreclosure Action or the Receivership Action except that Buyer’s consent shall not be required in the event that Seller is required by Legal Requirements to proceed with the Foreclosure Action or the Receivership Action to protect the collateral for the Loan (although the Seller shall not be obligated to do so). Notwithstanding anything contained herein to the contrary, (i) in the event that a foreclosure, a trustee’s sale or a similar sale is held with respect to the Foreclosure Action or the Receivership Action prior to the Closing Date and Seller is not the successful bidder at such foreclosure sale, then this Agreement shall terminate, in which event the Deposit shall be refunded to the Buyer promptly by Escrow Agent and Seller and Buyer shall have no further duties, obligations or liabilities to each other hereunder, except for the Confidentiality Agreement which shall remain in full force and effect and any terms hereof which specifically survive termination; and (ii) in the event that a foreclosure sale, a trustee’s sale or a similar sale is held with respect to the Foreclosure Action or Receivership Action prior to the Closing Date and Seller is the successful bidder at such sale, then at Buyer’s option to be exercised by providing notice to Seller no later than three (3) Business Days prior to the Closing Date, (x) Seller shall assign its bid to the Buyer on the Closing Date to the extent that title to the Property has not passed to Seller and is otherwise permitted under Legal Requirements (the “Bid Assignment”) and, if the Bid Assignment is not permitted under Legal Requirements or title has passed to the Seller, this Agreement shall be modified to reflect that, provided Buyer is not in default under this Agreement, Seller shall transfer its interests in the Property to Buyer for the Purchase Price on the Closing Date on an “AS IS, WHERE IS, AND WITH ALL FAULTS” basis with no representations, by special warranty deed (the “Deed”) and under such other terms and conditions as are contained in Seller’s standard form purchase and sale agreement and Buyer and Seller shall execute an amendment evidencing such modification, or (y) Buyer shall terminate this Agreement by giving written notice to Seller on or prior to the Closing Date in which case the Deposit shall be returned promptly by Escrow Agent to Buyer, and this Agreement shall terminate, in which event Seller and Buyer shall have no further duties, obligations or liabilities to each other hereunder, except for the Confidentiality Agreement which shall continue in full force and effect and any terms hereof which specifically survive termination. In the event that the Foreclosure Action or the Receivership Action is pending and a foreclosure sale is not held with respect to the Foreclosure Action prior to the Closing Date, Seller shall assign its rights with respect to the Foreclosure Action and Receivership Action, as applicable, and any Foreclosure Judgment to Buyer at Closing unless prohibited by Legal Requirements. If Seller is prohibited under Legal Requirements to assign its rights with respect to the Foreclosure Action or the Receivership Action, as applicable, Seller shall dismiss the Foreclosure Action and the Receivership Action without prejudice promptly after Closing. To the extent a Receiver has incurred and not yet paid any payables related to the Property or the operation thereof as of the Closing Date, Buyer and not Seller shall be responsible for the payment of any such payables. In addition, to the extent a Receiver is owed any fees or costs with respect to any Receivership Action that have not been paid as of the Closing Date, Buyer and not Seller shall be responsible for the payment of any such fees and costs. The provisions of this Section shall survive the Closing.

3.6 Pre-Closing Amounts. All Pre-Closing Amounts shall belong to the Seller without credit to Buyer at Closing and Buyer acknowledges and agrees that Buyer shall not be entitled to receive any Pre-Closing Amounts after Closing. To the extent that any Seller Party or Receiver, if any, receive any Pre-Closing Amounts after Closing, Seller shall use reasonable efforts to inform Buyer of same. To the extent that any Buyer Party or Receiver, if any, receives any Pre-Closing Amounts after Closing, Buyer shall cause such Buyer Party or Receiver, if applicable, to promptly deliver to Seller or Seller’s designee such Pre-Closing Amounts. The provisions of this Section shall survive the Closing.

3.7 Force Placed Insurance. To the extent that any Forced Placed Insurance exists, Seller shall have the right to immediately cancel or terminate such Forced Placed Insurance after Closing. The provisions of this Section shall survive the Closing.

3.8 Cash Management Agreement. To the extent that a Cash Management Agreement exists and is active as of the Closing Date, Seller agrees to cooperate with Buyer, upon Buyer’s written request after Closing, in the transfer of any Cash Management Accounts to Buyer, to the extent transferrable. To the extent such Cash Management Accounts are not transferrable, Buyer shall promptly make arrangements for the establishment of any necessary new accounts (the “New Cash Management Accounts”) to replace the Cash Management Accounts. To the extent that any Pre-Closing Payments or LOC Proceeds are deposited in the Cash Management Accounts, such Pre-Closing Payments and LOC Proceeds shall belong to Seller without credit to Buyer and Buyer shall not be entitled to such Pre-Closing Payments or LOC Proceeds after Closing. All fees and costs associated with the Cash Management Accounts (including the transfer thereof) and the establishment of any New Cash Management Accounts shall be borne by Buyer. The provisions of this Section shall survive the Closing.

ARTICLE IV

CLOSING

4.1 Time and Place. Closing shall take place on the Closing Date or such earlier date as may be mutually acceptable to Seller and Buyer. Closing shall be held through escrow with the Escrow Agent.

4.2 Seller’s Delivery of Documents. On the Closing Date and upon Escrow Agent’s receipt of the balance of the Purchase Price, Seller shall deliver or cause to be delivered to Escrow Agent for delivery to Buyer the following:

(a) An executed Assignment of Mortgage in the form attached hereto as Exhibit B (the “Assignment of Security Instrument”);

(b) An executed Assignment of Assignment of Leases and Rents in the form attached hereto as Exhibit C (the “Assignment of Assignment of Leases and Rents”), to the extent applicable;

(c) If Seller is a trust, an executed Limited Power of Attorney authorizing Special Servicer to execute documents as attorney in fact for Seller (the “POA”);

(d) To the extent a Foreclosure Judgment exists, an executed assignment of the Foreclosure Judgment in the form attached to this Agreement (the “Assignment of Judgment”); and

(e) An executed closing statement reflecting all financial aspects of the transaction (“Closing Statement”).

In addition, on the Closing Date and upon Escrow Agent’s receipt of the balance of the Purchase Price, Seller shall deliver or cause to be delivered to Seller’s counsel for delivery to Buyer the following:

(a) An executed Assignment of Loan Documents with respect to the Loan in the form attached hereto as Exhibit A;

(b) An executed Allonge to the Note in the form attached hereto as Exhibit D; and

(c) All original Loan Documents in the possession of Seller excluding Privileged Materials.

Notwithstanding anything to the contrary contained hereinabove, to the extent that Seller is required to deliver an Assignment of Judgment pursuant to the terms of this Agreement, the Assignment of Security Instrument and the Assignment of Assignment of Leases of Rents (to the extent applicable) shall be delivered by Seller to Seller’s counsel for delivery to Buyer after Closing in lieu of delivering the Assignment of Security Instrument and the Assignment of Assignment of Leases of Rents (to the extent applicable) to Escrow Agent.

In addition, Seller shall deliver or cause to be delivered to Borrower following the Closing an executed Notice of Assignment of the Loan to Borrower’s substantially in the form attached hereto as Exhibit E by Federal Express or other nationally recognized overnight courier service to the extent that Seller has a physical address for Borrower. To the extent that Seller has a P.O. Box address for Borrower, Seller shall deliver such notice by regular mail and shall attempt delivery by certified mail, return receipt requested.

4.3 Buyer’s Delivery of Documents. On the Closing Date, Buyer shall deliver or cause to be delivered to Escrow Agent for delivery to Seller the following:

(a) The balance of the Purchase Price as set forth in Section 3.2 hereof;

(b) An executed Closing Statement; and

(c) Any other documents required to be executed or delivered by Buyer to Seller pursuant to the terms of this Agreement.

Buyer hereby authorizes Escrow Agent to record or cause the recording of the Assignment of Security Instrument and the Assignment of Assignment of Leases of Rents (to the extent applicable) in the appropriate recording office or offices after Closing (the “Recording Office”) provided however that, to the extent Seller is required to deliver an Assignment of Judgment pursuant to the terms of this Agreement, Buyer hereby authorizes Escrow Agent to record or cause the recording of the Assignment of Judgment in the Recording Office in lieu of the Assignment of Security Instrument and the Assignment of Assignment of Leases of Rents (to the extent applicable).

After Closing, Buyer shall have the right to file and record with the appropriate office or offices UCC Assignments with respect to any UCC Financing Statement referred to in Schedule A of Exhibit A hereof reflecting the assignment of such UCC Financing Statement from Seller to Buyer. In addition, in the event that the Seller is a Person that is not a trust, Buyer shall have the right to file and record with the appropriate office or offices UCC Assignments with respect to any UCC Financing Statement referred to in Schedule A of Exhibit A hereof reflecting the assignment of such UCC Financing Statement to Seller to the extent not already filed and recorded.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

5.l Representations and Warranties of Buyer. In addition to and not in lieu of any other warranties, representations, or certifications made by Buyer to Seller in the Confidentiality Agreement, Buyer hereby represents and warrants to Seller as of the Effective Date and the Closing Date as follows:

(a) Authority. Buyer has all requisite power and authority to execute and deliver, and to perform all of its obligations under, this Agreement, the Confidentiality Agreement and all instruments and other documents executed and delivered by Buyer in connection herewith. The execution, delivery and performance of this Agreement by Buyer does not and will not require any consent or approval of any other person that has not been obtained or violate any provision of Buyer’s organizational documents.

(b) Enforcement. This Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

(c) Good Faith. Buyer, whether by itself or through its officers, directors, shareholders, partners, members, agents, representatives, employees, or parties in interest, has not (a) in any way colluded, conspired, connived, or agreed directly or indirectly with any Person in connection with the Loan or the Foreclosure Judgment (if any) to refrain from submitting an offer to purchase the Loan or the Foreclosure Judgment (if any) or (b) in any manner directly or indirectly sought by agreement, collusion, communication or conference with any other offeror or Person to fix the Purchase Price. The Purchase Price has not been disclosed by Buyer to any other party other than its counsel and a party entitled to examine confidential information on its behalf pursuant to the Confidentiality Agreement. Buyer has not communicated with any Borrower Party in connection with the Loan or the Foreclosure Judgment (if any).

(d) Interested Person. Buyer is not an Interested Person, any Borrower Party or an affiliate of any Borrower Party. Notwithstanding anything contained in this Agreement to the contrary, the representations and warranties in this subsection (d) shall survive the Closing.

(e) Prohibited Persons. Neither Buyer nor any of its respective officers, directors, shareholders, partners, managers, members or affiliates (including without limitation indirect holders of equity interests in Buyer) is or will be an entity or person (i) that is listed in the Annex to, or is otherwise subject to the provisions of Executive Order 13224 issued on September 24, 2001 (“EO13224”), (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons” (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf) (iii) who commits, threatens to commit or supports “terrorism”, as that term is defined in EO3224, (iv) is subject to sanctions of the United States government or is in violation of any federal, state, municipal or local laws, statutes, codes, ordinances, orders, decrees, rules or regulations relating to terrorism or money laundering, including, without limitation, EO13224 and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of

2001, or (v) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses (i)—(v) above are herein referred to as a “Prohibited Person”). Buyer covenants and agrees that neither Buyer nor any of its respective officers, directors, shareholders, partners, managers, members or affiliates (including without limitation indirect holders of equity interests in Buyer) shall (aa) conduct any business, nor engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (bb) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224. Notwithstanding anything contained in this Agreement to the contrary, the representations and warranties in this subsection (e) shall survive the Closing.

(f) Confidentiality Agreement. Buyer has fully complied with all covenants, terms, and obligations set forth in the Confidentiality Agreement and is not aware of any circumstances which may lead to a breach thereof.

(g) FIRPTA. Buyer is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

(h) No Security. Without implying any characterization of the Loan or any of the Loan Documents, or any part thereof or interest therein, as a “security” within the meaning of the Securities Act or any other Legal Requirement, Buyer is not purchasing the Loan or the Loan Documents in contemplation of, or for resale in connection with, any distribution, private placement or public offering of the Loan or the Loan Documents or any part thereof or any interest therein, in a manner that would violate any Legal Requirement. Buyer is acquiring the Loan and the Loan Documents for its own account, in each case not with a view to the distribution of the Loan or the Loan Documents or any interest therein within the meaning of any Securities Act, unless such distribution shall be pursuant to an effective registration statement filed in accordance with any Securities Act, or an exemption thereto. Buyer acknowledges that: (i) neither the Loan nor any of the Loan Documents has been registered or qualified under any Securities Act, (ii) Seller does not intend to so register or qualify the Loan or any of the Loan Documents, and (iii) neither the Loan nor the Loan Documents may be subsequently transferred by Buyer except in conformity with Section 6.9 below. Buyer further acknowledges and agrees that: (a) neither the Note nor any of the other Loan Documents is a “security” within the meaning of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the “Blue Sky” laws of any state or any rule or regulation promulgated pursuant to any of the foregoing, (b) that neither the federal nor any state securities laws apply to the transactions contemplated hereby, (c) that the Buyer is not relying on, and will not seek the protections afforded by, any federal or state securities law, (d) the Buyer is motivated by commercial purposes and not investment purposes in its purchase of the Note and the other Loan Documents, and (e) the objective of the Buyer’s purchase of the Note and the other Loan Documents is to acquire any underlying real estate Collateral and not for investment in the Note or any other Loan Document itself. Notwithstanding anything contained in this Agreement to the contrary, the representations and warranties in this subsection (h) shall survive the Closing.

(i) Accredited Investor. Buyer is (i) an “accredited investor”, (ii) an institution that qualifies as an “accredited investor”, or (iii) a “qualified institutional buyer,” as each of such terms are defined by the Securities Act of 1933, as amended, or the rules and regulations thereunder. Buyer (i) is a substantial, sophisticated purchaser having such knowledge and experience in financial and business matters, and in particular in matters relating to the purchase, sale, origination or ownership of mortgage notes, loan documents and loans including but not limited to, notes, loan documents and loans comparable to the Note, the other Loan Documents and the Loan, (ii) is capable of evaluating the merits and risks of investment in mortgage notes, loan documents and loans, including but not limited to, notes, loan documents and loans comparable to the Note, the other Loan Documents and the Loan, and (iii) understands and is able to bear the economic risks of such a purchase including, without limitation, a total loss of investment and the risk that it might be required to hold the Note and the other Loan Documents for an indefinite period of time. Buyer further represents and warrants that Buyer has, whether individually or with the assistance of professional advisors selected by Buyer, if any, the experience and capability of understanding the complexities and risks associated with purchasing the Note and the other Loan Documents. Notwithstanding anything contained in this Agreement to the contrary, the representations and warranties in this subsection (i) shall survive the Closing.

(j) No Transfers of Interest. To the extent that Buyer is an entity, none of the beneficial interests in Buyer have been assigned or otherwise transferred directly or indirectly between the Effective Date and Closing. Notwithstanding anything contained in this Agreement to the contrary, the representations and warranties in this subsection (j) shall survive the Closing.

5.2 Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer as of the Effective Date and the Closing Date (except as otherwise set forth below) as follows:

(a) Authority. Seller has all requisite power and authority to execute and deliver, and to perform all of its obligations under this Agreement and the Closing Documents to be executed and delivered by Seller. The execution, delivery and performance of this Agreement by (i) Seller have been duly authorized by all necessary action on the part of Seller, (ii) do not and will not require any consent or approval of any other Person that has not been obtained or waived, (iii) do not and will not violate any provision of Seller’s organizational documents or any material provisions of any other agreement to which Seller is bound, and (iv) do not and will not conflict with any provision of any Legal Requirements to which Seller is subject.

(b) Enforcement. This Agreement constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms.

(c) Title to Foreclosure Judgment and Loan. To the extent that a Foreclosure Judgment exists, (a) Seller has good title to and is the sole owner of the Foreclosure Judgment, free and clear of all liens, claims, encumbrances and other charges whatsoever, and (b) at the time of the entry of the Foreclosure Judgment, Seller had good title to and was the sole owner of the Loan, free and clear of all liens, claims, encumbrances and other charges whatsoever except as otherwise provided in the Intercreditor Agreement (if any). To the extent that a Foreclosure Judgment does not exist, Seller has good title to and is the sole owner of the Loan, free and clear of all liens, claims, encumbrances and other charges whatsoever except as otherwise provided in the Intercreditor Agreement (if any).

(d) Outstanding Principal Balance and Interest Paid To Date. The outstanding Principal Balance of the Loan and the Interest Paid To Date as set forth on the Loan Information Schedule are true and correct in all material respects as of the Cut-Off Date. To the extent that Seller receives any principal or interest payments from or on behalf of Borrower on account of the Loan after the Cut-Off Date and prior to Closing, Seller shall update the outstanding Principal Balance of the Loan and the Interest Paid To Date, as applicable, on the Loan Information Schedule and provide such updated Loan Information Schedule to Buyer on the Closing Date.

(e) No Modification. To the best of Seller’s knowledge and except as reflected in the Loan Files or as modified or affected by the Foreclosure Judgment (if any) or merged into the Foreclosure Judgment (if any), (a) copies of the Loan Documents delivered to Buyer have not been modified by Seller and will not be modified or amended by Seller prior to Closing, and (b) the Security Instrument has not been satisfied or canceled by Seller.

5.3 Survival of Representations and Warranties. Except as otherwise specified in this Agreement, Buyer’s and Seller’s representations and warranties under this Agreement shall survive the Closing for a period of three (3) months and any action or Claim thereon shall be instituted within such three (3) month period. For the avoidance of doubt, if any representation, warranty or other provision in this Agreement survives the Closing pursuant to the express terms thereof, such representation, warranty or provision shall survive the Closing without being subject to the three (3) month limitation in the preceding sentence.

ARTICLE VI

POST CLOSING OBLIGATIONS

6.1 Release of Seller Party. Buyer shall not accept a release of liability from any Borrower Party or grant a release of liability to any Borrower Party with respect to the Loan or the Foreclosure Judgment (if any), unless Buyer shall have used commercially reasonable efforts to obtain the simultaneous release of Seller and Seller Party from all Claims which Borrower Party could have against Seller and/or Seller Party with respect to the Loan and the Foreclosure Judgment (if any) prior to the date of such release.

6.2 Notice of Claim. Buyer shall forthwith notify Seller of any Claim or threatened Claim affecting any of the Loan or the Foreclosure Judgment (if any) where Seller or any Seller Party is named a party to such proceedings.

6.3 IRS Reporting. Buyer shall submit Internal Revenue Service Form 1098 and 1099 Information Returns for the Loan for the entire year of the year in which the Closing Date occurs, and Seller will make commercially reasonable efforts to provide necessary data for same.

6.4 Buyer’s Duties Regarding Litigation. If the Loan or Foreclosure Judgment (if any) is or becomes subject to any claim, action, order, lawsuit or other proceeding, administrative or otherwise, including but not limited to, the Foreclosure Action, the

Receivership Action, or other foreclosure or similar action or any bankruptcy filed by or against any Borrower Party (collectively, “Litigation”), Buyer shall accept the Loan and the Foreclosure Judgment (if any) subject to such Litigation without any reduction to the Purchase Price. In such event, Buyer shall within ten (10) Business Days after the Closing Date provide Seller and the attorney(s) representing Seller in each such Litigation with the name of the attorney(s) selected by Buyer to represent Buyer’s interests in such Litigation. Buyer shall, within ten (10) Business Days after the Closing Date, notify the Receiver (if any), the applicable court and all counsel of record that ownership of the Loan and the Foreclosure Judgment (if any) was transferred from Seller to Buyer. Buyer shall have its attorney file appropriate pleadings with all applicable courts within ten (10) Business Days after the Closing Date substituting Buyer’s attomey(s) for Seller’s attorney(s), removing Seller as a party to all Litigation and substituting Buyer as the real party in interest in all such Litigation. To the extent a bond has been posted in any Litigation on behalf of the Seller (the “Seller’s Bond”), Buyer shall cause the Seller’s Bond to be released and substitute in a replacement bond at Buyer’s sole cost and expense in form and substance acceptable to the applicable court simultaneously with the substitution of Buyer as the real party in interest as provided above. To the extent that a Foreclosure Judgment exists, Buyer shall within five (5) Business Days after the Closing Date file the Assignment of Judgment with the applicable clerk of the court where the Foreclosure Action is filed. Seller shall have the right to notify the attorney(s) representing its interests to cease participating in all Litigation upon the Closing Date or any date thereafter. Seller may proceed unilaterally to have such matter dismissed without prejudice in the event such substitution of parties and counsel is not so effectuated by Buyer within said ten (10) Business Days. In addition, Buyer agrees that until such time as such substitution of parties and counsel is effected by Buyer, Seller’s counsel may, but is not obligated to, file pleadings (including, without limitation, answers, affirmative defenses and motions) and postpone hearings and foreclosure sales, all at Buyer’s sole cost and expense, Furthermore, if Buyer fails to comply with its obligations under this Section, Seller and Seller’s counsel may, but are not obligated to, take such further actions as they deem necessary to effectuate the provisions of this Section. To the extent that Seller has engaged a trustee and/or ordered a trustee sale guarantee in connection with the Foreclosure Action (“TSG”), Buyer agrees that it shall be solely responsible for any fees and charges including trustee fees and the TSG fee due to the title company and not paid prior to Closing. Buyer acknowledges that its failure to comply with the provisions of this Section may affect Buyer’s rights in any such Litigation including, without limitation, dismissal with prejudice and the running of any statute of limitations if any such action or other legal proceeding is dismissed. Buyer shall reimburse and indemnify Seller and Seller’s counsel for any reasonable costs and legal fees incurred by Seller or Seller’s counsel in connection with such proceeding from and after the Closing Date, including, without limitation, any reasonable fees and costs incurred by Seller or Seller’s counsel in connection with Buyer’s failure to comply with the above requirements. Without limitation to the foregoing, Buyer agrees to take all actions necessary to timely file evidence of the assignment and transfer of the Loan hereunder with the appropriate bankruptcy court in cases in which Seller has filed proofs of claim. To the extent that Seller has filed any proofs of claim with respect to any pending bankruptcy case involving the Loan, Seller shall execute and deliver to Buyer at Closing an Assignment of Claim in the form attached hereto as Exhibit F.

6.5 Compliance With Laws. From and after Closing, Buyer assumes and shall undertake, comply with and discharge all Legal Requirements and all Lender Contractual Requirements pertaining to the Loan and the Foreclosure Judgment (if any) arising on or after the Closing Date (including, without limitation Legal Requirements pertaining to unfair credit collection practices or to the length of time loan documents and loan files are to be retained by lenders) to the extent non-compliance or non-performance could result in a Claim against any Seller Party. Without limitation to the foregoing, Buyer covenants and agrees that it shall comply, to the extent noncompliance could result in a Claim against Seller, in all respects with all applicable federal and state laws and regulations governing or otherwise pertaining in any manner to the servicing, collection or enforcement of the Loan or the Foreclosure Judgment (if any), including but not limited to, compliance with the following: (i) the Federal Fair Debt Collection Practices Act (15 U.S.C.A. §1691 et seq. as amended) and any state statute equivalent thereto and the Fair Credit Reporting Act (15 U.S.C.A. §1681 et seq. as amended), (ii) the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended, (12 U.S.C.A. §1735f-7), (iii) the Equal Credit Opportunity Act (15 U.S.C. 1691 et seq. as amended) and Regulation B promulgated thereunder (12 CFR Part §202), (iv) all terms, conditions and requirements of any federal or state guaranty provided under applicable federal or state law and applicable regulations thereunder or pursuant to any private mortgage insurance contract to the extent the Loan or the Foreclosure Judgment (if any) is subject to such a federal or state guaranty or private mortgage insurance contract, and/or (v) all applicable state or federal usury laws and regulations promulgated pursuant thereto.

6.6 Servicing Obligations. The Loan and the Foreclosure Judgment (if any) shall be sold and conveyed to Buyer on a servicing-released basis. As of the Closing Date, all rights, obligations, liabilities and responsibilities with respect to the servicing of the Loan shall pass to and be assumed by Buyer, and Seller Party shall be discharged from all liability therefor. Seller Party shall have no obligation to perform any servicing activities with respect to the Loan or the Foreclosure Judgment (if any) from and after the Closing Date. Seller Party shall use reasonable efforts to inform Buyer of material events which occur with respect to the Loan or the Foreclosure Judgment (if any) after the Effective Date. Buyer shall be bound by all actions taken by Seller Party with respect to the Loan and the Foreclosure Judgment (if any) prior to the Closing Date. Buyer shall take no action to communicate with any Borrower Party or to enforce or otherwise service or manage the Loan or the Foreclosure Judgment (if any) until after the Closing Date. In no event shall Buyer be deemed a third party beneficiary of any servicing contract or agreement between Seller and any Seller Party, and in no event shall Seller Party be deemed a fiduciary for the benefit of Buyer with respect to the Loan or the Foreclosure Judgment (if any).

6.7 Loan Subject to Litigation between Borrower and Seller. In the event the Loan or the Foreclosure Judgment (if any) becomes subject to litigation between any Borrower Party and Seller after the Closing Date but before any of the documents transferring the Loan and Foreclosure Judgment (if any) to Buyer have been recorded or filed, and Seller is unable to compromise, settle or cause Seller to be dismissed as a defendant in the lawsuit within sixty (60) days after commencement of such lawsuit, Seller may, in its sole discretion, and without obligation to do so, repurchase the Loan and the Foreclosure Judgment (if any) by giving a written notice to Buyer in which case the Purchase Price, less any payments on account of the principal of the Loan or the Foreclosure Judgment (if any) received by Buyer, shall be returned by Seller to Buyer and neither Party shall have any further obligations hereunder, except that the Confidentiality Agreement shall continue in full force and effect. As between Seller and Buyer, the Loan or Foreclosure Judgment (if any) so repurchased by Seller shall not be deemed to have been transferred and assigned to Buyer. Buyer shall cancel, void and return any proposed transfer documents to Seller in connection with the Loan and the Foreclosure Judgment (if any) repurchased hereunder.

6.8 Environmental Indemnity. Nothing in this Agreement or any documents delivered pursuant to this Agreement will prejudice Seller from seeking the benefit of any environmental indemnity delivered by any indemnitor in connection with the Loan to the extent permitted by applicable law and provided further that the rights of the then holder of the Loan are not reduced or impaired in any material respect.

6.9 No Further Transfer. Notwithstanding anything contained in the Closing Documents to the contrary, Buyer shall not, following Closing, assign or otherwise transfer any of the Loan Documents (including, without limitation, the Note) to a Person who is not an “accredited investor” within the meaning of the Securities Act of 1933, as amended, without Seller’s prior written consent, which consent may be granted or denied in Seller’s sole and absolute discretion for any reason, provided however that nothing contained herein shall prohibit (a) Buyer from collaterally assigning the Note and the other Loan Documents to a Qualified Lender (as defined below) immediately after Closing (“Collateral Assignment”), or (b) a Qualified Lender that received the Collateral Assignment from exercising its rights under the Collateral Assignment by foreclosure or otherwise. Notwithstanding the foregoing provision, Buyer acknowledges and agrees that Buyer’s obligation to close under this Agreement is not conditioned on financing. The term “Qualified Lender” shall mean and refer to a commercial bank or financial institution that provides financing to the Buyer for the transaction contemplated in this Agreement. Any transfer or assignment in violation of this Section 6.9 shall be null and void.

6.10 Survival. The provisions in this Article VI shall survive the Closing.

ARTICLE VII

DEFAULT

7.1 Seller’s Default. If Seller defaults in its obligation to complete Closing or fails to perform any material obligation under this Agreement, and fails to cure such default or failure promptly after written notice from Buyer prior to the time fixed for Closing in this Agreement, then Buyer shall have the right, as Buyer’s sole right and remedy, to either terminate this Agreement by giving written notice thereof to Seller prior to the Closing Date, whereupon Escrow Agent shall promptly refund the Deposit to Buyer, or Buyer may pursue an action for specific performance against Seller. Buyer waives all other rights and remedies. After Closing, except for those representations and warranties that survive the Closing by the terms of this Agreement, no Seller Party shall have any liability, responsibility or obligation to any Buyer Party with respect to this Agreement, the Loan, the Loan Documents or the Foreclosure Judgment (if any). Buyer waives all such liability, responsibility obligations of and all recourse against any Seller Party.

7.2 Buyer’s Default. If for any reason, without fault of Seller, Buyer fails to pay the balance of the Purchase Price to consummate the purchase of the Loan and the Foreclosure Judgment (if any) upon the terms and conditions provided in this Agreement, or fails to comply with any other obligation under this Agreement, or fails to comply with any obligation under the Assignment Agreement or the Confidentiality Agreement, Seller may terminate this Agreement and Escrow Agent shall promptly release the Deposit to Seller, as Seller’s sole right and remedy under this Agreement, which is hereby stipulated as Seller’s liquidated damages, it being understood and agreed that it is difficult to estimate or otherwise determine the total amount of damages that would be incurred by Seller should Buyer default in its obligations under this Agreement.

7.3 Buyer’s Indemnity. Following Closing, Buyer shall indemnify, protect and hold harmless each Seller Party from and against all Claims, losses, costs and expenses (including without limitation reasonable legal fees and expenses) incurred by any Seller Party as a result of the breach of any Buyer’s representations or warranties under Article V or Buyer’s failure to observe or perform any of its agreements or obligations under Article VI or Buyer’s failure to observe or perform any other agreements or obligations under this Agreement which survive Closing pursuant to the terms thereof. The provisions in this Section shall survive the Closing.

ARTICLE VIII

BROKERAGE

Each Party represents and warrants one to the other that except as may be hereinafter set forth, neither of them has contracted with any broker or auction company in connection with the negotiations of the terms of this Agreement or the execution thereof. Seller and Buyer hereby agree to indemnify and to hold each other harmless against any loss, expense or liability with respect to any claims for commissions, finder’s fees, brokerage fees or auction fees arising from or out of any breach of the foregoing representation and warranty. Seller has advised Buyer that Option Assignor or an authorized agent for Option Assignor has contracted with Auction.com, LLC (f/k/a Real Estate Disposition, LLC), as its auction company (“Service Provider”) pursuant to a separate written agreement, and Buyer agrees that it shall be responsible for payment of the Buyer’s Premium (as defined in the Assignment Agreement) to be delivered to Service Provider at Closing as reflected in the Assignment Agreement. To the extent that a Buyer’s Broker is identified in Part I of this Agreement, (i) Buyer has disclosed to Seller that it has contracted with Buyer’s Broker, and (ii) Seller agrees to pay Buyer’s Broker the Finder’s Fee if Closing occurs under this Agreement and the Assignment Agreement provided, however, that in no event shall Seller be obligated to pay Buyer’s Broker the Finder’s Fee if (a) the Buyer is a Borrower Party or an affiliate of any Borrower Party, (b) the Buyer’s Broker is a Borrower Party or an affiliate of any Borrower Party, or (c) Buyer’s Broker is affiliated with the Buyer. Buyer agrees that, in the event that (a) the Buyer is a Borrower Party or an affiliate of any Borrower Party, (b) the Buyer’s Broker is a Borrower Party or an affiliate of any Borrower Party, or (c) Buyer’s Broker is affiliated with the Buyer, Buyer shall be solely responsible for paying Buyer’s Broker the Finder’s Fee at Closing. The provisions of this Article shall survive the Closing and termination of this Agreement.

ARTICLE IX

NO JOINT VENTURE

Buyer acknowledges and agrees that neither Seller nor any other Seller Party is a venturer, co-venturer, insurer, guarantor or partner of Buyer in Buyer’s purchase or resale of the Loan or the Foreclosure Judgment (if any), and that Seller Party shall bear no liability whatsoever resulting from or arising out of Buyer’s ownership and/or resale of the Loan or the Foreclosure Judgment (if any). The provisions of this Article shall survive the Closing.

ARTICLE X

ESCROW TERMS

The Escrow Agent shall hold the Deposit in escrow on the following terms and conditions:

(a) The Escrow Agent shall deliver the Deposit to Seller or Buyer, as the case may be, in accordance with the provisions of this Agreement.

(b) Any notice to or demand upon the Escrow Agent shall be in writing and shall be sufficient only if received by the Escrow Agent within the applicable time periods set forth in this Agreement. Notices to or demands upon the Escrow Agent shall be sent by personal delivery, facsimile transmission or nationally recognized overnight courier service for next day delivery to the Escrow Agent Notice Address set forth in Part I of this Agreement. Notices from the Escrow Agent to Seller or Buyer shall be delivered to them in accordance with Section 11.1 of this Agreement.

(c) If Escrow Agent receives notice signed by either Party advising that litigation between the Parties over entitlement to the Deposit has been commenced, the Escrow Agent shall, on demand of either Party, deposit the Deposit with the clerk of the court in which such litigation is pending. If at any time the Escrow Agent is uncertain of its duties under this Agreement or if the Escrow Agent for any other reason is no longer willing to serve as escrow agent, the Escrow Agent may, on notice to the Parties, take such affirmative steps as it may, at its option, elect in order to terminate its duties as the Escrow Agent, including, but not limited to, the deposit of the Deposit with a court of competent jurisdiction and the commencement of an action for interpleader, the reasonable costs of which shall be borne by the losing Party. Upon Escrow Agent taking such described action, Escrow Agent shall be released of and from all liability under this Agreement as escrow agent. Escrow Agent may resign at any time upon ten (10) days’ prior written notice to the Parties. If a successor escrow agent is not appointed within this ten (10) day period, Escrow Agent may either (x) transfer the Deposit or any documents held by Escrow Agent to First American Title Insurance Company (in which case the Parties agree to split the payment of any escrow charges imposed by such substitute escrow agent) or (y) petition any court of competent jurisdiction (the “Court”) to name a successor escrow agent. Escrow Agent shall be fully relieved of all liability under this Agreement to all Parties upon the transfer of the Deposit and documents held by Escrow Agent to the successor escrow agent designated by the Parties, named in (x) above or appointed by the Court.

(d) The Escrow Agent shall not incur any liability in acting upon any signature, notice, demand, request, waiver, consent, receipt or other paper or document believed by the Escrow Agent to be genuine. The Escrow Agent may assume that any person purporting to give it any notice on behalf of any Party in accordance with the provisions of this Agreement has been duly authorized to do so, or is otherwise acting or failing to act under this Section.

(e) The provisions of this Article shall create no right in any person, firm or corporation other than the Parties and their respective successors and permitted assigns and no third party shall have the right to enforce or benefit from the terms of this Article.

(f) Buyer acknowledges and agrees that it shall be solely responsible for payment of the following at Closing: (a) Escrow Agent’s escrow fee, which escrow fee shall be no less than $2,000.00 and no more than $6,000.00 provided however that (i) if the Purchase Price is less than $5,000,000.00, the escrow fee shall be $2,000.00, (ii) if the Purchase Price is between $5,000,000.00 and $20,000,000.00, the escrow fee shall be $4,000.00, and (iii) if the Purchase Price is more than $20,000,000.00, the escrow fee shall be $6,000.00, (b) all recording fees and charges with respect to the recording by Escrow Agent of the Assignment of Security Instrument, the Assignment of Assignment of Leases and Rents, Assignment of Judgment and the POA, as applicable, (c) the cost of a non-insured title report prepared by Escrow Agent (“Non-Insured Title Report”), the cost of which shall be no less than $250.00 and no more than $750.00 as determined by Escrow Agent. Buyer further acknowledges and agrees that, irrespective of the delivery of the Non-Insured Title Report from Escrow Agent to Buyer, (i) neither Escrow Agent nor any Seller Party is making any representations or warranties whatsoever with respect to the Non-Insured Title Report or the contents therein including, without limitation, any representations or warranties with respect to the validity, priority or perfection of any liens created by the Loan Documents or the Foreclosure Judgment (if any), the state of title, the priority of liens or the status of real estate taxes, and (ii) neither Escrow Agent nor any Seller Party shall have any liability whatsoever with respect to the Non-Insured Title Report or the contents therein.

(g) Notwithstanding anything in this Agreement or at law to the contrary, Escrow Agent shall not be liable for: (i) any acts taken in good faith but only for its intentional misconduct or gross negligence; (ii) any loss or impairment of funds in the course of collection or on deposit in a financial institution arising out of failure, insolvency or suspension of such financial institution; (iii) expiration of any time limit or other consequence of delay unless a properly executed written instruction, accepted by Escrow Agent, has instructed Escrow Agent to comply with such time limit; (iv) default, error, action or omission of any Party; (v) compliance with any legal process, subpoena, writ, order, judgment or decree, whether issued with or without jurisdiction and whether subsequently vacated, modified, set aside or reversed; or (vi) any legal effect, insufficiency or undesirability of any instrument deposited with or delivered by Escrow Agent or exchanged by the Parties whether or not Escrow Agent prepared such instrument.

ARTICLE XI

MISCELLANEOUS

11.1 Notices. All notices or deliveries required or permitted in this Agreement shall be in writing and may be given either by personal delivery, by facsimile transmission or by nationally recognized overnight courier service for next day delivery addressed to Buyer or to Seller at the applicable address set forth in Part I of this Agreement, or such other address or facsimile number as either Party may hereafter designate by notice to the other Party, making specific reference to this Section of the Agreement. Notice given by personal delivery in accordance herewith shall be effective upon delivery at the address of the addressee. Notice given by overnight courier in accordance herewith shall be effective on the date of the first attempted delivery of the overnight courier. Notice by facsimile transmission shall be effective upon delivery and verification of communication between transmitting facilities.

11.2 Severability. If any provision of this Agreement or any Closing Document shall for any reason be held invalid or unenforceable, the invalidity or unenforceability of any such provision shall in no way affect the validity or enforceability of any other provision of this Agreement or any Closing Document, provided, however, if the invalidity or unenforceability of any provision shall materially deprive either Party of the economic benefit intended to be conferred by this Agreement or any Closing Document, the Parties shall negotiate in good faith to restructure this Agreement in a manner whereby the economic effect is as nearly as possible the same as the economic effect of this Agreement prior to such invalidity or unenforceability

11.3 Joint Undertaking. In addition to the obligations expressly required to be performed under this Agreement by Seller and Buyer, each Party agrees to cooperate with the other and to perform such other acts and to execute, acknowledge and deliver before and after Closing, such other instruments, documents and material as a Party may reasonably request and as shall be necessary in order to effect the consummation of the transactions contemplated under this Agreement; provided that no such other instrument, document or material shall either extend or enlarge the obligations of the non-requesting Party beyond the express undertakings of this Agreement or shall require or could require the non-requesting Party to make any payment or to incur any material expense (including without limitation material legal fees), unless the requesting Party shall promptly reimburse the non-requesting Party.

11.4 Entire Agreement, Except for the Confidentiality Agreement which shall survive the execution and delivery hereof, this Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement, and supersedes all prior or contemporaneous agreements, representations or warranties of the Parties. No alteration, amendment, modification or waiver of any of the terms or provisions hereof, and no future representation or warranty by either Party with respect to this transaction, shall be valid or enforceable unless the same be in writing and signed by the Party against whom enforcement of same is sought.

11.5 Counterparts and Electronic Signatures, This Agreement and the Closing Statement may be executed in multiple counterparts by the Parties hereto, All counterparts so executed shall constitute one agreement binding upon all parties, notwithstanding that all parties are not signatories to the original or the same counterpart. Each counterpart shall be deemed an original all of which shall constitute one agreement to be valid as of the date of this Agreement. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Agreement and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The Parties agree that this Agreement and any other document necessary for the consummation of the transaction contemplated by this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on the Parties as if such document was physically executed and Buyer hereby consents to the use of any third party electronic signature capture service providers as may be chosen by Seller or Service Provider.

11.6 Legal Counsel and Joint Authorship. Each of the Parties has received independent legal advice from attorneys of its choice with respect to the advisability of making and executing this Agreement and the Closing Documents or waived its right to do so. Buyer hereby acknowledges that Seller’s counsel is not representing the Buyer or any interests of Buyer in connection with this Agreement or any other matter and that Seller’s counsel has informed Buyer that Buyer should consult with an attorney of Buyer’s choice prior to the execution of this Agreement. In the event of any dispute or controversy regarding authorship of this Agreement or the Closing Documents, the Parties shall be conclusively deemed to be the joint authors of this Agreement and the Closing Documents and no provision of this Agreement or the Closing Documents shall be interpreted against a Party by reason of authorship.

11.7 Assignment. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, including the exhibits hereto, shall be binding upon, and shall inure to the benefit of, the Parties and their respective heirs, executors, administrators, representatives, successors, and assigns; provided, however, it is understood and agreed that Buyer shall not assign, transfer or otherwise dispose of this Agreement or any rights or interests hereunder without first obtaining the prior written consent of Seller, which consent may be withheld by Seller for any reason whatsoever. Any attempted assignment, transfer or other disposition of this Agreement shall be null and void. Notwithstanding the foregoing or any other provision in this Agreement to the contrary, Buyer shall have a one time right to assign this Agreement to a Buyer Affiliate (as defined below) without Seller’s consent so long as (i) Buyer has provided Seller and Escrow Agent with prior written notice of Buyer’s intent to assign to Buyer Affiliate, (ii) the assignment to Buyer Affiliate occurs no later than five (5) Business Days prior to Closing, (iii) Buyer assigns the Deposit and the Assignment Agreement to Buyer Affiliate, (iv) Buyer Affiliate executes an agreement wherein the Buyer Affiliate assumes the obligations of the Buyer under this Agreement, the Assignment Agreement and the Confidentiality Agreement, (v) Buyer and Buyer Affiliate represent and warrant to Seller in writing, which representation and warranty shall survive Closing, that (a) to the extent that Buyer is an individual, Buyer Affiliate is wholly owned and controlled directly by the Buyer, or (b) to the extent that Buyer is an entity, Buyer Affiliate is wholly owned and controlled directly and identically as the Buyer on the Effective Date, such that the party or parties that directly own and control the interests in the Buyer as of the Effective Date shall be identical to the party or parties that directly own and control the interests in the Buyer Affiliate with such party or parties owning the same percentage interests and holding the same or equivalent managerial position in the Buyer Affiliate as such party or parties own and hold in the Buyer as of the Effective Date, (vi) Buyer acknowledges in writing that it remains liable under this Agreement, the Assignment Agreement and the Confidentiality Agreement notwithstanding the assignment to Buyer Affiliate, and (vii) Buyer Affiliate shall, at Closing, pay Seller’s counsel $500.00 for any revisions that are necessary to the Closing Documents as a result of the assignment. The term “Buyer Affiliate” as used herein shall mean (a) to the extent that the Buyer is an individual, an entity that is wholly owned and controlled directly by the Buyer, or (b) to the extent that Buyer is an entity, an entity that is wholly owned and controlled directly and identically as the Buyer on the Effective Date (the “New Entity”) such that the party or parties that directly own and control the interests in the Buyer as of the Effective Date shall be identical to the party or parties that directly own and control the interests in the New Entity with such party or parties owning the same percentage interests and holding the same or equivalent managerial position in the New Entity as such party or parties own and held in the Buyer as of the Effective Date. By way of example only, assume Buyer is a limited liability company and A, B, C and D each own and control directly a 25% membership interest in Buyer and A is the manager of Buyer. In such example, in order for an entity to qualify as a “Buyer Affiliate”, A, B, C and D would each have to own and control directly a 25% interest in such entity and A would have to serve as the manager (if the entity was an limited liability company) or such other equivalent capacity (if the entity was an entity other than a limited liability company) of such entity.

11.8 No Obligation Of Seller After Closing. Buyer expressly acknowledges and agrees that Seller has no obligation with respect to the Loan or the Foreclosure Judgment (if any) which survives Closing, except as specifically set forth in this Agreement. The provisions of this Section shall survive the Closing.

11.9 Recording. This Agreement shall not be recorded and Buyer agrees that recording same constitutes a default by Buyer under this Agreement.

11.10 Time of the Essence. Seller and Buyer expressly agree that time is of the essence with respect to this Agreement.

11.11 Governing Law. TO THE EXTENT NOT CONTROLLED BY FEDERAL LAW, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED (WITHOUT REGARD TO CONFLICTS OF LAW). THIS AGREEMENT IS PERFORMABLE IN THE STATE IN WHICH THE PROPERTY IS LOCATED, AND ALL DISPUTES AND MATTERS WHATSOEVER ARISING UNDER, IN CONNECTION WITH OR INCIDENT TO THIS AGREEMENT SHALL BE LITIGATED, IF AT ALL, IN AND BEFORE A COURT LOCATED IN THE COUNTY IN WHICH THE PROPERTY IS LOCATED, TO THE EXCLUSION OF THE COURTS OF ANY OTHER STATE OR COUNTY.

11.12 Attorneys’ Fees. If either Party defaults in the performance of any of its obligations under this Agreement or if any dispute arises between the Parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting Party or the Party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights under this Agreement, including, without limitation, court costs (including costs of any trial or appeal therefrom) and reasonable attorneys’ fees and disbursements. This provision shall survive the Closing.

11.13 Holidays. Wherever this Agreement provides for a date, day or period of time on or prior to which action or events are to occur or not occur, and if such date, day or last day of such period of time falls on a day which is not a Business Day or is not a business day in the state in which the Property is located, then the same shall be deemed to fall on the immediately following Business Day.

11.14 No Third Party Beneficiary. Other than provisions of this Agreement dealing with the Seller Party, the provisions of this Agreement are not intended to benefit any Person not a Party.

11.15 Submission of Drafts. The submission of a draft, or a marked up draft, of this Agreement by one Party to another is not intended by either Party to be an offer to enter into a legally binding agreement with respect to the purchase and sale of the Loan and the Foreclosure Judgment (if any). The Parties shall be legally bound with respect to the purchase and sale of the Loan and the Foreclosure Judgment (if any) pursuant to the terms of this Agreement only if and when the Parties have fully executed and delivered to each other a counterpart of this Agreement.

11.16 Simultaneous Closing. Notwithstanding anything contained in this Agreement to the contrary, the Assignment Agreement and this Agreement shall be closed simultaneously. In the event the Assignment Agreement is terminated by Option Assignor, this Agreement shall automatically terminate whereupon the Deposit shall be refunded to the Buyer promptly by Escrow Agent unless Buyer is in default under any provision of this Agreement, the Assignment Agreement or the Confidentiality Agreement, in which event Escrow Agent shall promptly release the Deposit to Seller in accordance with Section 7.2 above, whereupon this Agreement shall be rendered null and void and the Confidentiality Agreement shall remain in full force and effect. Similarly, in the event this Agreement is terminated, the Assignment Agreement shall automatically terminate whereupon the Deposit shall be refunded to the Buyer promptly by Escrow Agent unless Buyer is in default under any provision of this Agreement, the Assignment Agreement or the Confidentiality Agreement, in which event Escrow Agent shall promptly release the Deposit to Seller in accordance with Section 7.2 above, whereupon the Assignment Agreement shall be rendered null and void and the Confidentiality Agreement shall remain in full force and effect.

11.17 Intentionally Deleted.

11.18 Merger of Loan and Loan Documents into Foreclosure Judgment (if any). Notwithstanding anything contained in this Agreement or the Assignment Agreement to the contrary, to the extent that a Foreclosure Judgment exists, Buyer acknowledges that (i) the Loan and the Loan Documents may have merged with the Foreclosure Judgment and that Buyer is assuming all risk with respect to the same, (ii) all references in this Agreement or the Assignment Agreement including, without limitation, all closing documents delivered by Seller or Option Assignor to Buyer pursuant to the terms of this Agreement and the Assignment Agreement, respectively (collectively, the “Loan Assignment Documents”) with respect to the

Loan, the Note, the Security Instrument and/or the Loan Documents are made only to the extent that the Loan and the Loan Documents have not merged with the Foreclosure Judgment, and (iii) Buyer, by its acceptance of the Loan Assignment Documents at Closing, acknowledges and agrees that the Loan Assignment Documents are made only to the extent that the Loan Documents have not merged with the Foreclosure Judgment. Notwithstanding the foregoing, it is Seller’s intention to assign to Buyer any and all interests that it may have in the Loan Documents and Seller hereby acknowledges and agrees that once Closing occurs, it shall not retain any interest in the Loan Documents and, to the extent that any reversionary rights arise as a result of an appeal of the Foreclosure Judgment, Seller hereby assigns the same to Buyer. This provision shall survive the Closing.

11.19 Borrower Party Release.

(a) To the extent that any Borrower Party or an affiliate of any Borrower Party is affiliated, directly or indirectly, with Buyer or Buyer Affiliate (if any), each Borrower Party and any Master Tenant (as defined below) shall execute and deliver to Seller the Joinder by Borrower Party attached hereto (the “Borrower Party Joinder”) simultaneously with the execution by Buyer of this Agreement thereby acknowledging and agreeing as follows: (A) for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Borrower Party and Master Tenant (if any) absolutely and irrevocably waives, releases and forever discharges Seller Party from any and all representations, warranties, agreements, liabilities, obligations, expenses, damages, actions, inactions, claims, counterclaims, set offs demands and causes of action of any nature whatsoever, at law or in equity, known or unknown which such Borrower Party now has or hereafter can, shall or may have the right to assert by reason of any matter or cause arising out of or relating to: (i) the Loan, (ii) the administration of the Loan or any Cash Management Accounts, (iii) the Loan Documents (including, without limitation, any Cash Management Agreement), (iv) the indebtedness under the Loan Documents, (v) any other agreements or transactions between any Borrower Party and any Seller Party relating to the Loan, the Loan Documents (including, without limitation, any Cash Management Agreement) or the Property, and (vi) the Property or its operation (all of the foregoing collectively, “Borrower Party Claims”), including, without limitation, any and all Borrower Party Claims which are presently unknown, unsuspected, unanticipated or undisclosed (all of the foregoing shall be referred to as the “Borrower Party Release”); (B) to the extent that any claim, counterclaim, action, lawsuit or other proceeding, administrative or otherwise, has been filed by any Borrower Party or Master Tenant (if any) against any Seller Party relating to the Loan, the Loan Documents or the Property (“Borrower Claim”), such Borrower Party and Master Tenant, as applicable, shall withdraw and dismiss the Borrower Claim with prejudice prior to or at Closing and shall provide Seller with evidence of the same at or prior to Closing (the “Dismissal of Borrower Claim”); (C) each Borrower Party and Master Tenant (if any) shall, upon request by any Seller Party, execute and deliver to such Seller Party a separate document at or after Closing confirming the terms of this Section 11.19 (including, without limitation, the Borrower Party Release and the Dismissal of Borrower Claim); and (D) each Borrower Party and Master Tenant (if any) acknowledges and agrees that, notwithstanding anything contained in this Agreement, any other agreement executed in connection with the transaction contemplated in this Agreement or in the Closing Documents, neither Master Tenant (if any) nor any Borrower Party shall be entitled to rely on any of the representations or warranties in this Agreement.

(b) By executing this Agreement, (A) Buyer represents and warrants to Seller that neither Buyer nor Buyer Affiliate (if any) is a Borrower Party, (B) Buyer acknowledges and agrees that, if any Borrower Party or an affiliate of any Borrower Party is affiliated, directly or indirectly, with Buyer or Buyer Affiliate (if any), (i) neither Buyer nor Buyer Affiliate (if any) shall be entitled to rely on the representations or warranties contained in subsections (d) and (e) in Section 5.2 of this Agreement notwithstanding anything to the contrary in this Agreement, in any other agreement executed in connection with the transaction contemplated in this Agreement or in the Closing Documents, and (ii) this Agreement and any other agreement executed in connection with the transaction contemplated in this Agreement (the “Other Agreement”) shall not be effective unless each Borrower Party and Master Tenant (if any) shall have executed and delivered to Seller the Borrower Party Joinder notwithstanding anything to the contrary in this Agreement or in any Other Agreement, (C) to the extent that each Borrower Party and Master Tenant (if any) have not executed and delivered to Seller the Borrower Party Joinder simultaneously with the execution of this Agreement by Buyer, Buyer represents and warrants to Seller that neither Buyer nor Buyer Affiliate (if any) is affiliated, directly or indirectly, with any Borrower Party or any affiliate of any Borrower Party, (D) notwithstanding anything to the contrary contained in this Agreement (including, without limitation, (B)(ii) above in this subsection (b) of Section 11.19), in the event that each Borrower Party and Master Tenant (if any) have not executed and delivered to Seller the Borrower Party Joinder simultaneously with the execution of this Agreement by Buyer and Seller discovers prior to Closing that any Borrower Party or an affiliate of any Borrower Party is affiliated, directly or indirectly, with Buyer or Buyer Affiliate (if any), Escrow Agent shall be entitled to immediately release the Deposit to Seller, Seller shall have the right to retain such Deposit without providing the Borrower or any other party with any credit under the Loan or the Loan Documents, and neither Seller nor Option Assignor shall have any obligation under this Agreement or any Other Agreement, respectively, (E) without limiting any other provision in this Agreement, in the event that each Borrower Party and Master Tenant (if any) have not executed and delivered to Seller the Borrower Party Joinder simultaneously with the execution of this Agreement by Buyer and Seller discovers after Closing that any Borrower Party or an affiliate of any Borrower Party is affiliated, directly or indirectly, with Buyer or Buyer Affiliate (if any), Buyer acknowledges and agrees that (i) Buyer shall cause each Borrower Party and Master Tenant (if any) to immediately execute and deliver to Seller the Borrower Party Joinder including, without limitation, a Borrower Party Release and the Dismissal of Borrower Claim, and (ii) Buyer shall be solely responsible for any Borrower Party Claims (including, without limitation, any Borrower Claim) and any and all liability therefor, and Buyer shall indemnify and hold Seller Party harmless as a result of any such Borrower Party Claims (including, without limitation, any Borrower Claim) and liability provided that nothing contained herein shall limit Seller’s remedies at law or in equity including, without limitation, the remedy of damages for fraud or misrepresentation. The term “Master Tenant” as used herein shall mean the tenant under the master lease or operating lease, if any, with respect to the Property to the extent that such tenant is an affiliate of any Borrower Party.

(c) To the extent that each Borrower Party and Master Tenant (if any) shall have executed and delivered to Seller the Borrower Party Joinder simultaneously with the execution by Buyer of this Agreement: (i) Buyer has disclosed to Seller that Buyer is affiliated with the Borrower Party, (ii) the last sentence of subsection (c) in Section 5.1 of this Agreement is hereby deleted in its entirety, (iii) subsection (d) in Section 5.1 of this Agreement is hereby amended to read as follows: “Buyer is neither an Interested Party nor the Borrower”, (iv) to the extent that the term “Borrower” is included in the definition of Interested Party in Part I of this Agreement, such term shall be deemed deleted for purposes of the representation in subsection (d) of Section 5.1 of this Agreement, and (v) subsection (A) in subsection (b) of Section 11.19 of this Agreement is hereby amended to read as follows: “Buyer represents and warrants to Seller that neither Buyer nor Buyer Affiliate (if any) is the Borrower”.

(d) The provisions of this Section 11.19 shall survive the Closing and the termination of this Agreement.

11.20 WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES, IRREVOCABLY AND UNCONDITIONALLY, TRIAL BY JURY IN ANY ACTION BROUGHT ON, UNDER OR BY VIRTUE OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY OF THE DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT, THE LOAN, THE LOAN DOCUMENTS, THE PROPERTY OR ANY CLAIMS, DEFENSES, RIGHTS OF SET-OFF OR OTHER ACTIONS PERTAINING TO ANY OF THE FOREGOING.

[THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement.

Signed, sealed and delivered in the presence of:

SELLER:

MSCI 2006-HQ10 FLETCHER AVENUE, LLC, a Florida limited liability company

By:	LNR Partners, LLC, a Florida limited liability company, its manager

Signature:	/s/ Adriana Sera	By:	/s/ Isaac Pesin
Print Name:	Adriana Sera	Name:	Isaac Pesin
		Title:	Vice President
Signature:	/s/ Nulise Santana
Print Name:	Nulise Santana
		Dated:	10/6/11

BUYER:

Signed, sealed and delivered in the presence of:		Resource Real Estate Opportunity OP, LP,
a Delaware limited partnership

By: Resource Real Estate Opportunity REIT,
Inc., a Delware corporation, general partner
DocuSigned by:

Signature:	By:	/s/ Alan Feldman
Print Name:	Name: Alan Feldman
Title: Chief Executive Officer
Signature:
Print Name:	Dated: 10/6/2011

EXECUTION BY ESCROW AGENT

The Escrow Agent executes this Agreement for the sole purposes of acknowledging its agreement to serve as Escrow Agent in accordance with the terms of the Agreement,

COMMERCE TITLE COMPANY OF AMERICA, LLC

By:	/s/ Yvette Cantu
Name:	Yvette Cantu
Title:	Commercial Notes Manager

Date:	10/6/11

JOINDER BY BORROWER PARTY

The undersigned join herein for the purpose of acknowledging and agreeing to the terms and conditions set forth in Section 11.19 of the Agreement for Sale and Purchase of Loan (the “Loan Sale Agreement”) to which this Joinder by Borrower Party (the “Joinder”) is attached. The undersigned hereby represent and warrant to Seller that the Person signing on behalf of the Borrower, the Guarantor (to the extent that the Guarantor is an entity) and the Master Tenant (if any) has the requisite power and authority to execute and deliver the attached on behalf of the Borrower, the Guarantor and the Master Tenant, as applicable. All capitalized terms in this Joinder shall have the meaning ascribed to such term in the Loan Sale Agreement.

Signed, sealed and delivered in the presence of:	BORROWER:

Signature:	By:
Print Name:	Name:
Title:
Signature:
Print Name:	Dated:

Signed, sealed and delivered in the presence of:	GUARANTOR:

Signature:
Print Name:

Signature:	Dated:
Print Name:

Signed, sealed and delivered in the presence of:	MASTER TENANT:

Signature:	By:
Print Name:	Name:
Title:
Signature:
Print Name:	Dated:

LOAN INFORMATION SCHEDULE

SEE ATTACHED INCORPORATED

HEREIN BY REFERENCE

Southeast Note Sale

EXHIBIT A

ASSIGNMENT OF LOAN DOCUMENTS

(ING US Students No. 14; Loan No. 700401153)

MSC1 2006-HQ10 FLETCHER AVENUE, LLC, a Florida limited liability company (“Assignor”), whose address is c/o LNR Partners, LLC, 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns, transfers, sets over and conveys to                 , a                                 (“Assignee”), whose address is                 ,                 ,                 ,                 all Assignor’s right, title and interest in and to the documents described on Schedule A attached hereto, as the same may have been assigned, amended, supplemented, restated or modified.

TO HAVE AND TO HOLD the same unto Assignee and its successors and assigns forever.

This Assignment is made without recourse or representation or warranty, express, implied or by operation of law, of any kind and nature whatsoever.

The foregoing paragraph shall not impair Assignor’s representations and warranties pursuant to Section 5.2 of the Agreement for Sale and Purchase of Loan dated                 , 2011 between the Assignor and Assignee.

[THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of                 , 2011, to be effective as of                 , 2011.

MSCI 2006-HQ10 FLETCHER AVENUE, LLC, a Florida limited liability company

	By:	LNR Partners, LLC, a Florida limited liability company, its manager

Signature:		By:
Print Name:		Name:
Title:

Signature:
Print Name:

STATE OF FLORIDA	)
) SS.:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this             day of             , 2011, by                             as                         of LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, on behalf of said entity as the manager of MSCI 2006-HQ10 FLETCHER AVENUE, LLC, a Florida limited liability company. He is             personally known to me or            has produced a Florida driver’s license as identification.

My Commission Expires:
Print Name:
[NOTARIAL SEAL]	NOTARY SEAL:
Serial No., if any:

SCHEDULE A

1. Promissory Note dated as of June 28, 2006, in the original principal amount of $10,500,000.00 made by ING US Students No. 14 LLC, a Delaware limited liability company (“Borrower”), to Morgan Stanley Mortgage Capital Inc., a New York corporation (“Original Lender”).

2. Mortgage and Security Agreement executed by Borrower in favor of Original Lender dated as of June 28, 2006, recorded as Instrument No. 2006313158, in O.R. Book 16649, Page 1857, in the Public Records of Hillsborough County, Florida (“Records”).

3. Assignment of Leases and Rents executed by Borrower in favor of Original Lender dated as of June 28, 2006, recorded as Instrument No. 2006313159, in O.R. Book 16649, Page 1918 in the Records.

4. UCC Financing Statement reflecting Borrower, as debtor, recorded as Instrument No. 2006313160, in O.R. Book 16649, Page 1934 of the Records, as amended and/or assigned.

5. UCC Financing Statement reflecting Borrower, as debtor, filed under File No. 6229392 6 with the Delaware Secretary of State, as amended and/or assigned.

6. Guaranty of Recourse Obligations of Borrower dated as of June 28, 2006, executed by ING US Community Living Fund Inc., a Maryland corporation (“Guarantor”) in favor of Original Lender.

7. Environmental Indemnity Agreement dated as of June 28, 2006, executed by Borrower and Guarantor in favor of Original Lender.

8. Conditional Assignment of Management Agreement dated as of June 28, 2006, executed by Borrower in favor of Original Lender, and acknowledged and agreed to by Housing Trust Management Group, Inc., a Florida corporation.

9. Reserve and Security Agreement dated as of June 28, 2006, executed by Borrower in favor of Original Lender.

EXHIBIT B

(Space above is for Recorder’s use)

Recorded By:

And When Recorded Mail To:

ASSIGNMENT OF MORTGAGE

MSCI 2006-HQ10 FLETCHER AVENUE, LLC, a Florida limited liability company (“Assignor”), whose address is c/o LNR Partners, LLC, 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns, transfers, sets over and conveys to                          , a                                                           (“Assignee”), whose address is                             ,                             ,                                                          , all Assignor’s right, title and interest in and to the Mortgage and Security Agreement (the “Security Instrument”) executed by ING US Students No, 14 LLC, a Delaware limited liability company, in favor of Morgan Stanley Mortgage Capital Inc., a New York corporation, dated as of June 28, 2006, recorded as Instrument No. 2006313158, in O.R. Book 16649, Page 1857 of the Public Records of Hillsborough County, Florida (the “Records”), as assigned pursuant to that certain

Assignment of Mortgage and Security Agreement recorded as Instrument No. 2007057012, in O.R. Book 17417, Page 826 in the Records, and as further assigned pursuant to that certain Assignment of Mortgage and Security Agreement and Other Loan Documents recorded as Instrument No. 2010315779, in O.R. Book 20089, Page 1591 in the Records, all as the same may have been assigned, amended, supplemented, restated or modified.

The Security Instrument relates to the real property described in Schedule A attached hereto.

TO HAVE AND TO HOLD the same unto Assignee and its successors and assigns forever.

This Assignment is made without recourse or representation or warranty, express, implied or by operation of law, of any kind and nature whatsoever.

The foregoing paragraph shall not impair Assignor’s representations and warranties pursuant to Section 5.2 of the Agreement for Sale and Purchase of Loan dated                         , 2011 between the Assignor and Assignee.

[THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]

2

IN WITNESS WHEREOF, Assignor has duly executed this Assignment on                         , 2011, to be effective as of                         , 2011.

MSCI 2006-HQ10 FLETCHER AVENUE, LLC, a Florida limited liability company

By:	LNR Partners, LLC, a Florida limited liability company, its manager

Signature:	By:
Print Name:	Name:
Title:

Signature:
Print Name:

STATE OF FLORIDA	)
)SS.:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this             day of                         , 2011, by                             as                         of LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, on behalf of said entity as the manager of MSCI 2006-HQ10 FLETCHER AVENUE, LLC, a Florida limited liability company. He is          personally known to me or          has produced a Florida driver’s license as identification.

My Commission Expires:
Print Name:

[NOTARIAL SEAL]	NOTARY SEAL:
Serial No., if any:

SCHEDULE A

LEGAL DESCRIPTION

PARCEL I: (FEE SIMPLE)

A PARCEL OF LAND LYING IN THE SOUTH 660 FEET OF THE NORTH 710 FEET OF THE EAST 660 FEET OF THE WEST 685 FEET OF THE NORTHEAST  1/4 OF SECTION 10, TOWNSHIP 28 SOUTH, RANGE 19 EAST, HILLSBOROUGH COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHWEST CORNER OF THE NORTHEAST 1/4 OF SAID SECTION 10; THENCE SOUTH 00°03’27” WEST, ALONG THE WEST BOUNDARY LINE OF THE NORTHEAST OF SAID SECTION 10,50.00 FEET TO A POINT ON THE SOUTH RIGHT-OF-WAY LINE OF FLETCHER AVENUE EXTENDED; THENCE SOUTH 89°59’33” EAST, ALONG SAID SOUTH RIGHT-OF-WAY LINE AND EXTENSION THEREOF, 50.00 FEET, SOUTH OF AND PARALLEL TO THE NORTH BOUNDARY LINE OF THE NORTHEAST  1/4 OF SAID SECTION 10, 274.49 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE ALONG SAID SOUTH RIGHT-OF-WAY LINE SOUTH 89°59’33” EAST, 50.00 FEET SOUTH OF AND PARALLEL TO SAID NORTH BOUNDARY LINE, 210.51 FEET; THENCE LEAVE SAID SOUTH RIGHT-OF-WAY LINE, SOUTH 00°03’27” WEST 100.00 FEET; THENCE NORTH 89°59’33” WEST, 12.50 FEET; THENCE SOUTH 00°03’27” WEST, 120.00 FEET; THENCE NORTH 89°59’33” WEST, 227.50 FEET; TO A POINT 245.00 FEET EAST OF THE WEST BOUNDARY LINE OF THE NORTHEAST 1/4 OF SAID SECTION 10; THENCE NORTH 00°03’27” EAST 245.00 FEET EAST OF AND PARALLEL TO THE SAID WEST BOUNDARY LINE, 166.67 FEET; THENCE NORTH 45°03’27” EAST, 26.00 FEET TO THE POINT OF A CURVE TO THE LEFT, SAID CURVE HAVING FOR ITS ELEMENTS A RADIUS OF 18,50 FEET A CHORD BEARING AND DISTANCE OF NORTH 22°33’27” EAST, 14.16 FEET, THENCE ALONG THE ARC OF SAID CURVE, 14.53 FEET TO A POINT OF REVERSE CURVATURE TO THE RIGHT, SAID CURVE HAVING FOR ITS ELEMENTS A RADIUS OF 45.00 FEET, A CHORD BEARING AND DISTANCE OF NORTH 14°36’39” EAST, 22.62 FEET, THENCE ALONG THE ARC OF SAID CURVE, 22.86 FEET, TO A POINT ON THE SAID SOUTH RIGHT-OF-WAY LINE OF FLETCHER AVENUE AND THE POINT OF BEGINNING.

(ALSO KNOWN AS LOT 1 OF 56TH AND FLETCHER OFFICE PARK, A PLATTED SUBDIVISION WITH NO IMPROVEMENTS, SECTION 10, TOWNSHIP 28 SOUTH, RANGE 19 EAST, HILLSBOROUGH, FLORIDA AS RECORDED IN PLAT BOOK 108 AT PAGE 155 OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA.)

AND

A PARCEL OF LAND LYING IN THE SOUTH 660 FEET OF THE NORTH 710 FEET OF THE EAST 660 FEET OF THE WEST 685 FEET OF THE NORTHEAST  1/4 OF SECTION 10, TOWNSHIP 28 SOUTH, RANGE 19 EAST, HILLSBOROUGH COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHWEST CORNER OF THE NORTHEAST  1/4 OF SAID SECTION 10; THENCE SOUTH 00°03’27” WEST, ALONG THE WEST BOUNDARY LINE OF THE NORTHEAST 1/4 OF SAID SECTION 10,50.00 FEET TO A POINT ON THE SOUTH RIGHT-OF-WAY LINE OF FLETCHER AVENUE EXTENDED; THENCE SOUTH 89°59’33” EAST, ALONG SAID SOUTH RIGHT-OF-WAY LINE AND EXTENSION THEREOF, 50.00 FEET SOUTH OF AND PARALLEL TO THE NORTH BOUNDARY LINE OF THE NORTHEAST  1/4 OF SAID SECTION 10,485.00 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE ALONG SAID SOUTH RIGHT-OF-WAY LINE SOUTH 89°59’33” EAST, 50.00 FEET SOUTH OF AND PARALLEL TO SAID NORTH BOUNDARY LINE, 200.00 FEET; THENCE LEAVE SAID SOUTH RIGHT-OF-WAY LINE, SOUTH 00°03’27 WEST, ALONG A LINE 685.00 FEET EAST OF AND PARALLEL TO THE WEST BOUNDARY LINE OF THE NORTHEAST  1/4 OF SAID SECTION 10, 660.00 FEET; THENCE NORTH 89°59’33” WEST, 320.00 FEET; THENCE NORTH 00°03’27” EAST 440.00 FEET; THENCE SOUTH 89°59’33” EAST, 107.50 FEET; THENCE NORTH 00°83’27” EAST, 120.00 FEET; THENCE SOUTH 89°59’33” EAST, 12.50 FEET; THENCE NORTH 00°03’27” EAST 100.00 FEET TO THE POINT OF BEGINNING.

(ALSO KNOWN AS LOT 4 OF 56TH AND FLETCHER OFFICE PARK, A PLATTED SUBDIVISION WITH NO IMPROVEMENTS, SECTION 10, TOWNSHIP 28 SOUTH, RANGE 19 EAST, HILLSBOROUGH, FLORIDA AS RECORDED IN PLAT BOOK 108 AT PAGE 155 OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA.)

TAX PARCEL ID 36514-0000

PARCEL II: (EASEMENT)

EASEMENT RIGHTS FOR INGRESS, EGRESS UTILITY AND DRAINAGE SERVICES RECORDED IN OFFICIAL RECORDS BOOK 11189, PAGE 636 AND AS AMENDED TO ALSO INCLUDE SIDEWALK AND DUMPSTER EASEMENTS IN O.R. BOOK 14312, PAGE 593 AND AS SET FORTH ON THE PLAT RECORDED IN PLAT BOOK 108, PAGES 155 THROUGH 160, OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA.

PARCEL III: (EASEMENT)

EASEMENT RIGHTS FOR ACCESS AND SANITARY SEWER AS SET FORTH IN THAT CERTAIN GRANT OF EASEMENT RECORDED IN O.R. BOOK 8847, PAGE 552.

2

EXHIBIT C

(Space above is for Recorder’s use)

Recorded By:

And When Recorded Mail To:

ASSIGNMENT OF ASSIGNMENT OF LEASES AND RENTS

MSCI 2006-HQ10 FLETCHER AVENUE, LLC, a Florida limited liability company (“Assignor”), whose address is c/o LNR Partners, LLC, 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns, transfers, sets over and conveys to                             , a                                                           (“Assignee”), whose address is                             ,                             ,                             , all

Assignor’s right, title and interest in and to the Assignment of Leases and Rents (the “ALR”) executed by ING US Students No. 14 LLC, a Delaware limited liability company, in favor of Morgan Stanley Mortgage Capital Inc., a New York corporation dated as of June 28, 2006, recorded as Instrument No. 2006313159, in O.R. Book 16649, Page 1918 of the Public Records of Hillsborough County, Florida (the “Records”), as assigned pursuant to that certain Assignment of Assignment of Leases and Rents recorded as Instrument No. 2007057013, in O,R. Book 17417, Page 831 in the Records, and as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents recorded as Instrument No. 2010315780, in O.R. Book 20089, Page 1597 in the Records, all as the same may have been assigned, amended, supplemented, restated or modified.

The ALR relates to the real property described in Schedule A attached hereto.

TO HAVE AND TO HOLD the same unto Assignee and its successors and assigns forever.

This Assignment is made without recourse or representation or warranty, express, implied or by operation of law, of any kind and nature whatsoever.

The foregoing paragraph shall not impair Assignor’s representations and warranties pursuant to Section 5.2 of the Agreement for Sale and Purchase of Loan dated         , 2011 between the Assignor and Assignee.

[THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]

2

IN WITNESS WHEREOF, Assignor has duly executed this Assignment on                         , 2011, to be effective as of                         , 2011.

MSCI 2006-HQ10 FLETCHER AVENUE, LLC, a Florida limited liability company

By:	LNR Partners, LLC, a Florida limited liability company, its manager

Signature:	By:
Print Name:	Name:
Title:

Signature:
Print Name:

STATE OF FLORIDA	)
)SS.:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this          day of                 , 2011,by                              as                              of LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, on behalf of said entity as the manager of MSCI 2006-HQ10 FLETCHER AVENUE, LLC, a Florida limited liability company. He is                  personally known to me or has                  produced a Florida driver’s license as identification.

My Commission Expires:
Print Name:
[NOTARIAL SEAL]	NOTARY SEAL:
Serial No., if any:

SCHEDULE A

LEGAL DESCRIPTION

PARCEL I: (FEE SIMPLE)

A PARCEL OF LAND LYING IN THE SOUTH 660 FEET OF THE NORTH 710 FEET OF THE EAST 660 FEET OF THE WEST 685 FEET OF THE NORTHEAST  1/4 OF SECTION 10, TOWNSHIP 28 SOUTH, RANGE 19 EAST, HILLSBOROUGH COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHWEST CORNER OF THE NORTHEAST  1/4 OF SAID SECTION 10; THENCE SOUTH 00°03’27” WEST, ALONG THE WEST BOUNDARY LINE OF THE NORTHEAST  1/4 OF SAID SECTION 10,50.00 FEET TO A POINT ON THE SOUTH RIGHT-OF-WAY LINE OF FLETCHER AVENUE EXTENDED; THENCE SOUTH 89°59’33” EAST, ALONG SAID SOUTH RIGHT-OF-WAY LINE AND EXTENSION THEREOF, 50.00 FEET SOUTH OF AND PARALLEL TO THE NORTH BOUNDARY LINE OF THE NORTHEAST  1/4 OF SAID SECTION 10, 274.49 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE ALONG SAID SOUTH RIGHT-OF-WAY LINE SOUTH 89°59’33” EAST, 50.00 FEET SOUTH OF AND PARALLEL TO SAID NORTH BOUNDARY LINE, 210.51 FEET; THENCE LEAVE SAID SOUTH RIGHT-OF-WAY LINE, SOUTH 00°03’27” WEST 100.00 FEET; THENCE NORTH 89°59’33” WEST, 12.50 FEET; THENCE SOUTH 00°03’27” WEST, 120.00 FEET; THENCE NORTH 89°59’33” WEST, 227.50 FEET; TO A POINT 245.00 FEET EAST OF THE WEST BOUNDARY LINE OF THE NORTHEAST  1/4 OF SAID SECTION 10; THENCE - NORTH 00°03’27” EAST 245.00 FEET EAST OF AND PARALLEL TO THE SAID WEST BOUNDARY LINE, 166.67 FEET; THENCE NORTH 45°03’27” EAST, 26.00 FEET TO THE POINT OF A CURVE TO THE LEFT, SAID CURVE HAVING FOR ITS ELEMENTS A RADIUS OF 18.50 FEET A CHORD BEARING AND DISTANCE OF NORTH 22°33’27” EAST, 14.16 FEET, THENCE ALONG THE ARC OF SAID CURVE, 14.53 FEET TO A POINT OF REVERSE CURVATURE TO THE RIGHT, SAID CURVE HAVING FOR ITS ELEMENTS A RADIUS OF 45.00 FEET, A CHORD BEARING AND DISTANCE OF NORTH 14°36’39” EAST, 22.62 FEET, THENCE ALONG THE ARC OF SAID CURVE, 22,86 FEET, TO A POINT ON THE SAID SOUTH RIGHT-OF-WAY LINE OF FLETCHER AVENUE AND THE POINT OF BEGINNING.

(ALSO KNOWN AS LOT 1 OF 56TH AND FLETCHER OFFICE PARK, A PLATTED SUBDIVISION WITH NO IMPROVEMENTS, SECTION 10, TOWNSHIP 28 SOUTH, RANGE 19 EAST, HILLSBOROUGH, FLORIDA AS RECORDED IN PLAT BOOK 108 AT PAGE 155 OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA.)

AND

A PARCEL OF LAND LYING IN THE SOUTH 660 FEET OF THE NORTH 710 FEET OF THE EAST 660 FEET OF THE WEST 685 FEET OF THE NORTHEAST  1/4 OF

SECTION 10, TOWNSHIP 28 SOUTH, RANGE 19 EAST, HILLSBOROUGH COUNTY, FLORIDA; BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHWEST CORNER OF THE NORTHEAST  1/4 OF SAID SECTION 10; THENCE. SOUTH 00°03’27” WEST, ALONG THE WEST BOUNDARY LINE OF THE NORTHEAST  1/4 OF SAID SECTION 10, 50.00 FEET TO A POINT ON THE SOUTH RIGHT-OF-WAY LINE OF FLETCHER AVENUE EXTENDED; THENCE SOUTH 89°59’33” EAST, ALONG SAID SOUTH RIGHT-OF-WAY LINE AND EXTENSION THEREOF, 50,00 FEET SOUTH OF AND. PARALLEL TO THE NORTH BOUNDARY LINE OF THE NORTHEAST  1/4 OF SAID SECTION 10,485.00 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE ALONG SAID SOUTH RIGHT-OF-WAY LINE SOUTH 89°59’33” EAST, 50.00 FEET SOUTH OF AND PARALLEL TO SAID NORTH BOUNDARY LINE, 200.00.FEET; THENCE LEAVE SAID SOUTH RIGHT-OF-WAY LINE, SOUTH 00°03’27” WEST, ALONG A LINE 685.00 FEET EAST OF AND PARALLEL TO THE WEST BOUNDARY LINE OF THE NORTHEAST  1/4 OF SAID SECTION 10, 660.00 FEET; THENCE NORTH 89°59’33” WEST, 320.00 FEET; THENCE NORTH 00°03’27” EAST 440.00 FEET; THENCE SOUTH 89°59’33” EAST, 107.50 FEET; THENCE NORTH 00°03’27” EAST, 120.00 FEET; THENCE SOUTH 89°59’33” EAST, 12.50 FEET; THENCE NORTH 00°03’27” EAST 100.00 FEET TO THE POINT OF BEGINNING.

(ALSO KNOWN AS LOT 4 OF 56TH AND FLETCHER OFFICE PARK, A PLATTED SUBDIVISION WITH NO IMPROVEMENTS, SECTION 10, TOWNSHIP 28 SOUTH, RANGE 19 EAST, HILLSBOROUGH, FLORIDA AS RECORDED IN PLAT BOOK 108 AT PAGE 155 OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA.)

TAX PARCEL ID 36514-0000

PARCEL II: (EASEMENT)

EASEMENT RIGHTS FOR INGRESS, EGRESS UTILITY AND DRAINAGE SERVICES RECORDED IN OFFICIAL RECORDS BOOK 11189, PAGE 636 AND AS AMENDED TO ALSO INCLUDE SIDEWALK AND DUMPSTER EASEMENTS IN O.R. BOOK 14312, PAGE 593 AND AS SET FORTH ON THE PLAT RECORDED IN PLAT BOOK 108, PAGES 155 THROUGH 160, OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA.

PARCEL III: (EASEMENT)

EASEMENT RIGHTS FOR ACCESS AND SANITARY SEWER AS SET FORTH IN THAT CERTAIN GRANT OF EASEMENT RECORDED IN O.R. BOOK 8847, PAGE 552.

2

EXHIBIT D

ALLONGE

THIS ALLONGE is made to that certain Promissory Note dated as of June 28, 2006, in the original principal amount of $10,500,000.00 made by ING US Students No. 14 LLC, a Delaware limited liability company, to Morgan Stanley Mortgage Capital Inc., a New York corporation.

Pay to the order of ,                            , a                                                         (“Assignee”), without recourse or representation or warranty, express, implied or by operation of law, of any kind and nature whatsoever.

The foregoing paragraph shall not impair the representations and warranties of the undersigned pursuant to Section 5.2 of the Agreement for Sale and Purchase of Loan dated                             , 2011 between the undersigned and Assignee.

[THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]

[SIGNATURE PAGE TO ALLONGE]

MSCI 2006-HQ10 FLETCHER AVENUE, LLC, a Florida limited liability company

By:	LNR Partners, LLC, a Florida limited liability company, its manager

By:
Name:
Title:

EXHIBIT E

NOTICE OF ASSIGNMENT OF LOAN

                            , 2011

ING US Students No. 14 LLC

c/o Rabil Properties, LLC

345 George St., Level 6

Sydney, NSW 2000 Australia

Re:	Loan in original principal amount of $10,500,000.00 made to ING US Students No. 14 LLC, a Delaware limited liability company, by Morgan Stanley Mortgage Capital Inc., a New York corporation

Dear Sir or Madam;

Please be advised that we have sold the above referenced Loan to                                          and that, from and after the date of this notice, all payments under your Loan should be mailed to:

Telephone No.
Attn:

Thank you for your attention in this matter.

ATTENTION TO ANY DEBTOR IN BANKRUPTCY: Please be advised that, anything contained in this letter to the contrary notwithstanding, in the event that the borrower under the Loan has filed for protection under the United States Bankruptcy Code or any similar state law (collectively, “Insolvency Laws”), this letter constitutes neither a demand for payment of the Loan nor a notice of personal liability to nor action against any recipient hereof who might have received a discharge of the Loan in accordance with applicable Insolvency Laws or who might be subject to the automatic stay of Section 362 of the United States Bankruptcy Code, or other similar Insolvency Law.

[THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]

[SIGNATURE PAGE TO NOTICE OF ASSIGNMENT OF LOAN]

Sincerely,

MSCI 2006-HQ10 FLETCHER AVENUE, LLC, a Florida limited liability company

By:	LNR Partners, LLC, a Florida limited liability company, its manager

By:
Name:
Title:

EXHIBIT F

ASSIGNMENT OF CLAIM

MSCI 2006-HQ10 FLETCHER AVENUE, LLC (“Assignor”), whose address is c/o LNR Partners, LLC, 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns, transfers, sets over and conveys to                         (“Assignee”), whose address is                        , all Assignor’s right, title and interest in and to that certain claim no.                          (the “Claim”) with respect to Bankruptcy Case No.                        , filed with the United States Bankruptcy Court for the                        .

TO HAVE AND TO HOLD the same unto Assignee and to the successors and assigns of Assignee forever.

This Assignment of Claim is made without recourse or representation or warranty, express, implied or by operation of law, of any kind and nature whatsoever.

The foregoing paragraph shall not impair the representations and warranties of the undersigned pursuant to Section 5.2 of the Agreement for Sale and Purchase of Loan dated, 2011 between the Assignor and Assignee.

Assignor hereby waives any notice or hearing requirements imposed by Rule 3001 of the Bankruptcy Rules, and stipulates that an order may be entered recognizing the assignment of the Claim as an unconditional assignment and Assignee as the valid owner of the Claim.

[THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, Assignor has duly executed this Assignment of Claim on                 , 2011, to be effective as of                     , 2011.

MSCI 2006-HQ10 FLETCHER AVENUE, LLC, a
Florida limited liability company

	By:	LNR Partners, LLC, a Florida limited liability company, its manager

Signature:		By:
Print Name:		Name:
Title:

Signature:
Print Name:

ASSIGNMENT AGREEMENT

(ING US Students No. 14; Loan No. 700401153)

THIS ASSIGNMENT AGREEMENT (this “Agreement”) is entered into as of the Effective Date (as defined below) between LNR Securities Holdings, LLC, a Delaware limited liability company (“Assignor”), with an address of c/o LNR Partners, LLC, 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139, Attn: Matthew Jewell and Resource Real Estate Opportunity OP, LP, a Delaware Limited Partnership(“Assignee”), with an address of 2005 Market Street, 15th Floor, Philadelphia, PA, 19103 The term “Effective Date” as used in this Agreement shall mean the date upon which this Agreement has been executed and delivered by both Assignor and Assignee. The term “PSA” as used in this Agreement shall mean that certain Pooling and Servicing Agreement dated as of November 1, 2006 for the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-through Certificates, Series 2006-HQ10. The term “Loan Sale Agreement” shall mean that certain Agreement for Sale and Purchase of Loan by and between MSCI 2006-HQ10 FLETCHER AVENUE, LLC and Assignee of even date herewith with respect to the Subject Loan (as defined in Exhibit A). All capitalized terms not defined in this Agreement shall have the meaning ascribed to such terms in the Loan Sale Agreement.

RECITALS:

A. Assignor is the Controlling Class Option Holder under the PSA and has the right, in accordance with Section 9.36 of the PSA, to purchase certain loans including, without limitation, the Subject Loan as more particularly described in Exhibit A attached hereto (the “Purchase Option”).

B. Assignor is the current owner and holder of the Purchase Option and Assignor has the right to assign the Purchase Option with respect to the Subject Loan in accordance with Section 9.36 of the PSA.

C. Assignor desires to assign the Purchase Option with respect to the Subject Loan to Assignee and Assignee desires to accept such assignment in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

1. Recitals. The above recitals are true and correct and are incorporated in this Agreement by reference.

2. Assignment. On the Closing Date and simultaneously with the closing of the Loan Sale Agreement, Assignor shall assign to Assignee all of Assignor’s right, title and interest in and to the Purchase Option with respect to the Subject Loan.

3. Closing Documents. On the Closing Date, Assignor shall deliver to Escrow Agent an original or copy of Assignment and Acceptance of Purchase Option with respect to the Subject Loan executed by Assignor in the form attached hereto as Exhibit B (the “Assignment and Acceptance”) and Assignee shall deliver to Escrow Agent an original Assignment and Acceptance executed by Assignee together with an original written notice executed by Assignee in the form attached hereto as Exhibit C (the “Exercise Notice”). Immediately, prior to the closing of this Agreement and the Loan Sale Agreement, provided that Assignee has performed all of its obligations under this Agreement and the Loan Sale Agreement and is ready, able and willing to close this Agreement and the Loan Sale Agreement, Escrow Agent shall deliver or cause the delivery of the Exercise Notice together with a copy of the fully executed Assignment and Acceptance to the addressee(s) thereof. Upon the closing of this Agreement and the Loan Sale Agreement, Escrow Agent shall deliver one fully executed copy of the Assignment and Acceptance to each of Assignor and Assignee.

4. Closing Expenses. Assignee hereby covenants and agrees that it shall be responsible for paying at the closing of this Agreement and the Loan Sale Agreement: (i) an amount equal to five percent (5%) of the Purchase Price representing the Buyer’s Premium to Service Provider (the “Buyer’s Premium”); and (ii) $2,500.00, representing Assignor’s attorney fee and expenses in connection with this Agreement to Bilzin Sumberg Baena Price & Axelrod LLP with respect to the Subject Loan. The provisions of this paragraph shall survive the Closing.

5. Closing. This Agreement and the Loan Sale Agreement shall close simultaneously on the Closing Date. In the event that this Agreement and the Loan Sale Agreement do not close simultaneously on the Closing Date, Assignor shall have the right at its sole option to terminate this Agreement by providing Assignee with written notice of the same. In addition, in the event Assignee defaults under this Agreement or the Loan Sale Agreement, or the Subject Loan is reinstated by or on behalf of the Borrower, Assignor shall have the right at its sole option to terminate this Agreement by providing Assignee with written notice of the same.

6. Assignor. Assignor represents and warrants to Assignee that Assignor is a limited liability company validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Assignor is a party.

7. Assignee. Assignee represents and warrants to Assignor that Assignee is a limited partnership validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Assignee is a party. Assignee further acknowledges and agrees that: (a) the Purchase Option is not a “security” within the meaning of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the “Blue Sky” laws of any state or any rule or regulation promulgated pursuant to

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any of the foregoing, (b) that neither the federal nor any state securities laws apply to the transactions contemplated hereby, (c) that the Assignee is not relying on, and will not seek the protections afforded by, any federal or state securities law, (d) the Assignee is motivated by commercial purposes and not investment purposes in its agreement to accept and acceptance of the assignment of the Purchase Option, and (e) the objective of Assignee’s agreement to accept and acceptance of the assignment of the Purchase Option is to acquire any underlying real estate Collateral under the Loan and not for investment in the Purchase Option itself. Notwithstanding anything contained in this Agreement to the contrary, the representations and warranties in the preceding sentence shall survive the Closing.

8. Miscellaneous.

(a) This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, including the exhibits hereto, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective successors and assigns; provided, however, it is understood and agreed that, except as otherwise permitted or required under the Loan Sale Agreement, Assignee shall not assign, transfer or otherwise dispose of this Agreement or any rights or interests under this Agreement without first obtaining the prior written consent of Assignor, which consent may be withheld by Assignor for any reason whatsoever in Assignor’s sole and absolute discretion, and any attempted assignment, transfer or other disposition of this Agreement shall be null and void and shall constitute a default under the Loan Sale Agreement. Notwithstanding anything contained in the Assignment and Acceptance or in the Notice of Exercise to the contrary, Assignee acknowledges and agrees that the Notice of Exercise executed by the Assignee is irrevocable upon delivery by Escrow Agent via facsimile or otherwise to the addressee(s) thereof and Assignee shall have no right to assign or otherwise transfer directly or indirectly after Closing the Purchase Option as the Purchase Option shall have been exercised at Closing.

(b) This Agreement shall not be recorded and Assignee agrees that recording the same constitutes a default by Assignee under this Agreement and the Loan Sale Agreement.

(c) Assignor and Assignee expressly agree that time is of the essence with respect to this Agreement.

(d) This Agreement, together with all the Exhibits attached hereto, constitutes the entire agreement between the parties hereto.

(e) This Agreement may be executed in multiple counterparts by the parties hereto. All counterparts so executed shall constitute one agreement binding upon all parties, notwithstanding that all parties are not signatories to the original or the same counterpart. Each counterpart shall be deemed an original all of which shall constitute one agreement to be valid as of the date of this Agreement. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Agreement and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties hereto agree that this Agreement and any other document necessary for the consummation of the transaction contemplated by this Agreement may be accepted, executed or agreed to through the use of an

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electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on the parties hereto as if such document was physically executed and Assignee hereby consents to the use of any third party electronic signature capture service providers as may be chosen by Assignor or Service Provider.

(f) No amendment to this Agreement shall be binding on either of the parties to this Agreement unless such amendment is in writing and executed by both parties hereto.

(g) This Agreement and all transactions pursuant to this Agreement shall be governed by the laws of the State of New York. Venue shall be in New York, New York.

(h) If any term, covenant, or condition of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained in this Agreement.

(i) Each of the parties has received independent legal advice from attorneys of its choice with respect to the advisability of making and executing this Agreement or waived its right to do so. Assignee hereby acknowledges that Assignor’s counsel is not representing the Assignee or any interests of Assignee in connection with this Agreement or any other matter and that Assignor’s counsel has informed Assignee that Assignee should consult with an attorney of Assignee’s choice prior to the execution of this Agreement. In the event of any dispute or controversy regarding authorship of this Agreement or the Closing Documents, the Parties shall be conclusively deemed to be the joint authors of this Agreement and the Closing Documents and no provision of this Agreement or the Closing Documents shall be interpreted against a Party by reason of authorship.

(j) THE PARTIES HERETO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT. THIS WAIVER IS A MATERIAL INDUCEMENT FOR ASSIGNOR TO ENTER INTO THIS AGREEMENT.

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IN WITNESS WHEREOF, Assignor and Assignee have signed counterparts of this Agreement, each of which shall be deemed to be an original document, as of the date set forth above.

Witnesses:	ASSIGNOR:

LNR SECURITIES HOLDINGS, LLC, a Delaware limited liability company

Signature:	/s/ Adriana Sera	By:	/s/ Isaac Pesin
Print Name:	Adriana Sera	Name:	Isaac Pesin
		Title:	Vice President

Signature:	/s/ Nulise Santana
Print Name:	Nulise Santana	Dated:	10/6/11

Witnesses:	ASSIGNEE:
Resource Real Estate Opportunity OP, LP, a Delaware limited partnership By: Resource Real Estate Opportunity REIT, Inc., a Delaware corporation, general partner

Docu Signed by:

Signature:	By:	/s/ Alan Feldman
Print Name:	Name:	Alan Feldman
	Title:	Chief Executive Officer

Signature:
Print Name:	Dated:	10/6/2011

EXHIBIT A

That certain mortgage/deed of trust loan originally made by Morgan Stanley Mortgage Capital Inc., a New York corporation to ING US Students No. 14 LLC, a Delaware limited liability company, in the original principal amount of $10,500,000.00 (the “Subject Loan”).

EXHIBIT B

ASSIGNMENT AND ACCEPTANCE OF PURCHASE OPTION

(ING US Students No. 14; Loan No. 700401153)

THIS ASSIGNMENT AND ACCEPTANCE OF PURCHASE OPTION (this “Assignment”) is made as of this ,                     2011 (the “Effective Date”), by and between LNR Securities Holdings, LLC, a Delaware limited liability company (“Assignor”), with an address of c/o LNR Partners, LLC, 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139, Attn: Matthew Jewell and                     ,                     a                     (“Assignee”), with an address of                                         ,                                    ,                                     . The term “PSA” as used in this Agreement shall mean that certain Pooling and Servicing Agreement dated as of November 1, 2006 for the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-through Certificates, Series 2006-HQ10.

RECITALS:

A. Assignor is the Controlling Class Option Holder under the PSA and has the right, in accordance with Section 9.36 of the PSA, to purchase certain loans including, without limitation, the Subject Loan as more particularly described in Schedule A attached hereto (the “Purchase Option”).

B. Assignor is the current owner and holder of the Purchase Option and Assignor has the right to assign the Purchase Option with respect to the Subject Loan in accordance with Section 9.36 of the PSA.

C. Assignor desires to assign the Purchase Option with respect to the Subject Loan to Assignee and Assignee desires to accept such assignment as more particularly set forth below.

NOW, THEREFORE, in consideration of the mutual agreements set forth in this Assignment, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties hereto, Assignor and Assignee do hereby agree as follows:

1. Recitals. The above recitals are true and are incorporated in this Assignment by reference.

2. Assignment. Assignor hereby gives, grants, bargains, sells, conveys, transfers and sets over unto Assignee as of the Effective Date, all of Assignor’s right, title and interest in and to the Purchase Option with respect to the Subject Loan.

3. Acceptance. Assignee hereby accepts the assignment of all of Assignor’s right, title and interest in and to the Purchase Option with respect to the Subject Loan.

4. Counterparts. This Assignment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first written above, to be effective on                                                      , 2011.

Witnesses:	ASSIGNOR:

LNR SECURITIES HOLDINGS, LLC, a Delaware limited liability company

Signature:	By:
Print Name:	Name:
Title:

Signature:

Print Name:

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged, sworn to and subscribed before me this             day of                     , 2011, by                     , as                         of LNR SECURITIES HOLDINGS, LLC, a Delaware limited liability company, on behalf of said company. He/She is personally known to me or has produced a driver’s license as identification.

Sign Name:
Print Name:
My Commission Expires:	NOTARY PUBLIC
Serial No. (none, if blank):

Witnesses:	ASSIGNEE:

	,	a
.

Signature:	By:
Print Name:	Name:
Title:

Signature:

Print Name:

STATE OF	)
) SS:
COUNTY OF	)

The foregoing instrument was acknowledged, sworn to and subscribed before me this             day of                , 2011, by                        , as                         of                        , a on behalf of said                                    . He/She is personally known to me or has produced a driver’s license as identification.

Sign Name:
Print Name:
My Commission Expires:	NOTARY PUBLIC
Serial No. (none, if blank): .

EXHIBIT C

EXERCISE NOTICE

(ING US Students No. 14 LLC; Loan No. 700401153)

                    , 2011

LNR Partners, LLC

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attn: Larry Golinsky

Fax No. (305) 695-5601

U.S. Bank, National Association

Attn: Steve Orlandino

540 West Madison Street, Suite 1802

IL4-540-18-02

Chicago, Illinois 60661

Fax No. (312) 453-6195

Wells Fargo Commercial Mortgage

Attn: Heather Dennis

1901 Harrison Street, 7th Floor

Oakland, California 94612

Fax No. (510) 446-3652

Re:	Exercise of Purchase Option with respect to Subject Loan as more particularly described in Schedule A attached hereto (the “Purchased Option”)

The undersigned is the owner and holder of the Purchase Option with respect to the Subject Loan as assignee of LNR Securities Holdings, LLC, a Delaware limited liability company (the “Option Assignor”) under that certain Pooling and Servicing Agreement dated as of November 1, 2006 for the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-through Certificates, Series 2006-HQ10 (the “PSA”). A copy of the fully executed Assignment and Acceptance of Purchase Option is attached hereto for your reference.

This letter shall serve as notice that the undersigned hereby exercises the Purchase Option with respect to the Subject Loan in accordance with Section 9.36 of the PSA at a cash price of $8,300,000.00. The undersigned is not affiliated with the Option Assignor or LNR Partners, LLC.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SCHEDULE A

That certain mortgage/deed of trust loan originally made by Morgan Stanley Mortgage Capital Inc., a New York corporation to ING US Students No. 14 LLC, a Delaware limited liability company, in the original principal amount of $10,500,000.00 (the “Subject Loan”).

[SIGNATURE PAGE TO EXERCISE NOTICE]

Thank you for your attention in this matter.

, a
.

By: Name: Title:

SCHEDULE A

That certain mortgage/deed of trust loan originally made by Morgan Stanley Mortgage Capital Inc., a New York corporation to ING US Students No. 14 LLC, a Delaware limited liability company, in the original principal amount of $10,500,000.00 (the “Subject Loan”).